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                                                                   EXHIBIT 10.7












                             ARGO-TECH CORPORATION
                                 EMPLOYEE STOCK
                                 OWNERSHIP PLAN
                                      AND
                                TRUST AGREEMENT








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                               TABLE OF CONTENTS

                                                                    PAGE NO.

ARTICLE I       DEFINITIONS

    1.01    "Account"....................................................  1
    1.02    "Accounting Date"............................................  1
    1.03    "Accrued Benefit" ...........................................  2
    1.04    "Annual Addition" ...........................................  2
    1.05    "Annuity Starting Date" .....................................  2
    1.06    "Beneficiary" ...............................................  2
    1.07    "Cash-Out Distribution" .....................................  3
    1.08    "Claimant" ..................................................  3
    1.09    "Closing" ...................................................  3
    1.10    "Code" ......................................................  3
    1.11    "Compensation" ..............................................  3
    1.12    "Continuous Service" ........................................  5
    1.13    "Defined Benefit Plan" ......................................  5
    1.14    "Defined Benefit Plan Fraction" .............................  5
    1.15    "Defined Contribution Plan" .................................  6
    1.16    "Defined Contribution Plan Fraction" ........................  6
    1.17    "Determination Date" ........................................  7
    1.18    "Determination Period" ......................................  7
    1.19    "Direct Rollover" ...........................................  7
    1.20    "Disability" ................................................  7
    1.21    "Disqualified Person" .......................................  8
    1.22    "Distributee" ...............................................  8
    1.23    "Distribution Date" .........................................  8
    1.24    "Effective Date" ............................................  8
    1.25    "Eligible Accrued Benefit" ..................................  8
    1.26    "Eligible Retirement Plan" ..................................  8
    1.27    "Eligible Rollover Distribution" ............................  8
    1.28    "Employee" ..................................................  9
    1.29    "Employer" ..................................................  9
    1.30    "Employer Securities" .......................................  9
    1.31    "Employment Commencement Date" ..............................  9
    1.32    "ERISA" ..................................................... 10
    1.33    "Excess Amount" ............................................. 10
    1.34    "Excluded Employee" ......................................... 10
    1.35    "Exempt Loan" ............................................... 10
    1.36    "Fair Market Value" ......................................... 10
    1.37    "Forfeiture Break in Service" ............................... 10
    1.38    "Highly Compensated Employee" ............................... 10
    1.39    "Hour of Service" ........................................... 12
    1.40    "Key Employee" .............................................. 13
    1.41    "Leased Employees" .......................................... 13
    1.42    "Leveraged Employer Securities" ............................. 14
    1.43    "Limitation Year" ........................................... 14

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    1.44    "Maximum Permissible Amount" ................................ 14
    1.45    "Non-Allocation Period" ..................................... 14
    1.46    "Non-Directed Shares" ....................................... 14
    1.47    "Nonforfeitable" ............................................ 15
    1.48    "NonKey Employee" ........................................... 15
    1.49    "Notice" .................................................... 15
    1.50    "100% Limitation" ........................................... 15
    1.51    "Participant" ............................................... 15
    1.52    "Permissive Aggregation Group" .............................. 15
    1.53    "Plan" ...................................................... 15
    1.54    "Plan Administrative Committee" ............................. 15
    1.55    "Plan Administrator" ........................................ 15
    1.56    "Plan Entry Date" ........................................... 15
    1.57    "Plan Year" ................................................. 16
    1.58    "Qualified Election Period" ................................. 16
    1.59    "Qualified Participant" ..................................... 16
    1.60    "Related Employers" ......................................... 16
    1.61    "Required Aggregation Group" ................................ 16
    1.62    "Required Beginning Date" ................................... 16
    1.63    "Restricted Participants" ................................... 16
    1.64    "Separation from Service" ................................... 17
    1.65    "Severance Date" ............................................ 17
    1.66    "Trust" ..................................................... 17
    1.67    "Trustee" ................................................... 17
    1.68    "Trust Fund" ................................................ 17
    1.69    "Unallocated Shares" ........................................ 17

ARTICLE II      PARTICIPATION

2.01    Eligibility ..................................................... 18
2.02    Participation Upon ReEmployment ................................. 18

ARTICLE III     EMPLOYER CONTRIBUTIONS AND FORFEITURES

3.01    Amount .......................................................... 19
3.02    Responsibility For Contributions ................................ 20
3.03    Time Of Payment Of Contribution ................................. 20
3.04    Contribution Allocation ......................................... 20
3.05    Forfeiture Allocation ........................................... 23
3.06    Accrual of Benefit .............................................. 23
3.07    Limitations on Allocations to Participants' Accounts ............ 24
3.08    415 Limit Definition Modifications .............................. 26
3.09    1042 Limitations ................................................ 26

ARTICLE IV      NO PARTICIPANT CONTRIBUTIONS

    4.01    Participant Voluntary Contributions ......................... 27






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                                                                    PAGE NO.

    4.02    Participant Rollover Contributions .......................... 27

ARTICLE V       TERMINATION OF SERVICE PARTICIPANT VESTING

    5.01    Normal Retirement Age ....................................... 28
    5.02    Participant Disability or Death ............................. 28
    5.03    Vesting Schedule ............................................ 28
    5.04    Cash-Out Distributions to Participants
              Who Are Not Fully Vested/Restoration of
              Forfeited Accrued Benefit ................................. 28
    5.05    Segregated Account for Repaid Amount ........................ 30
    5.06    Forfeiture Break in Service ................................. 30
    5.07    Forfeiture Occurs ........................................... 30

ARTICLE VI      PARTICIPANT ACCOUNTS

    6.01    Individual Accounts ......................................... 31
    6.02    Value of Participant's Accrued Benefit ...................... 31
    6.03    Allocations to Participants' Accounts ....................... 31
    6.04    Individual Statement ........................................ 34
    6.05    Account Charged ............................................. 34
    6.06    Unclaimed Account Procedure ................................. 34

ARTICLE VII     TIME AND METHOD OF PAYMENT OF BENEFITS

    7.01    Time of Payment of Accrued Benefit .......................... 35
    7.02    Method of Payment of Accrued Benefit ........................ 36
    7.03    Benefit Elections ........................................... 36
    7.04    Distributions Under Domestic Relations Orders ............... 37
    7.05    Put Option .................................................. 38
    7.06    Payment of Purchase Price ................................... 38
    7.07    Restriction on Employer Securities .......................... 39
    7.08    Right of First Refusal ...................................... 39
    7.09    Notice ...................................................... 40
    7.10    Rollover Requirements ....................................... 40

ARTICLE VIII    TRUSTEE PROVISIONS

    8.01    Acceptance .................................................. 41
    8.02    Receipt of Contributions .................................... 41
    8.03    Full Investment Powers ...................................... 41
    8.04    Records and Statements ...................................... 46
    8.05    Fees and Expenses from Fund ................................. 47
    8.06    Parties to Litigation ....................................... 47
    8.07    Professional Agents ......................................... 47
    8.08    Distribution Directions ..................................... 47
    8.09    Third Party/Multiple Trustees ............................... 47



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                                                                    PAGE NO.

    8.10    Resignation ................................................. 48
    8.11    Removal ..................................................... 48
    8.12    Interim Duties and Successor Trustee ........................ 48
    8.13    Valuations .................................................. 48
    8.14    Tender Offers ............................................... 49
    8.15    Voting of Shares ............................................ 52
    8.16    Confidentiality ............................................. 53
    8.17    Trustee's Indemnity ......................................... 54

ARTICLE IX      EMPLOYER ADMINISTRATIVE PROVISIONS

    9.01    Information to Committee .................................... 54
    9.02    Indemnification of Certain Fiduciaries ...................... 54
    9.03    Amendment to Vesting Schedule ............................... 55

ARTICLE X       PARTICIPANT ADMINISTRATIVE PROVISIONS

   10.01   Beneficiary Designation ...................................... 55
   10.02   No Beneficiary Designation/Death of Beneficiary .............. 56
   10.03   Personal Data to Committee ................................... 57
   10.04   Address for Notification ..................................... 57
   10.05   Assignment or Alienation ..................................... 57
   10.06   Notice of Change in Terms .................................... 57
   10.07   Information Available ........................................ 58
   10.08   Appeal Procedure for Denial of Benefits ...................... 58
   10.09   Diversification .............................................. 59

ARTICLE XI      PLAN ADMINISTRATIVE COMMITTEE

   11.01   Members' Compensation, Expenses .............................. 59
   11.02   Term ......................................................... 60
   11.03   Powers ....................................................... 60
   11.04   General ...................................................... 60
   11.05   Manner of Action ............................................. 61
   11.06   Authorized Representative .................................... 61
   11.07   Interested Member ............................................ 61

ARTICLE XII     MISCELLANEOUS

   12.01   Evidence ..................................................... 61
   12.02   No Responsibility for Employer Action ........................ 62
   12.03   Fiduciaries not Insurers ..................................... 62
   12.04   Waiver of Notice ............................................. 62
   12.05   Successors ................................................... 62
   12.06   Word Usage ................................................... 62
   12.07   State Law .................................................... 62
   12.08   Employment Not Guaranteed .................................... 63

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                                                                    PAGE NO.

ARTICLE XIII    EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

   13.01   Exclusive Benefit............................................. 63
   13.02   Amendment by Company ......................................... 63
   13.03   Discontinuance ............................................... 64
   13.04   Full Vesting on Termination .................................. 64
   13.05   Merger/Direct Transfer ....................................... 64
   13.06   Termination .................................................. 64

                            ARGO-TECH CORPORATION
                        EMPLOYEE STOCK OWNERSHIP PLAN
                             AND TRUST AGREEMENT


        Argo-Tech Corporation, a corporation organized under the laws of the State of Delaware (the "Company"), hereby enters into this Agreement with Society National Bank, a national banking institution with its principal office located in Cleveland, Ohio, as Trustee.

                                  WITNESSETH:

        WHEREAS, the Company intends to establish the Argo-Tech Corporation Employee Stock Ownership Plan (the "Plan") for the purpose, among other things, of enabling its participating employees to share in the growth and prosperity of the Company and to accumulate capital for their future economic security; and

        WHEREAS, the Plan is intended to be a stock bonus plan qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended and an employee stock ownership plan as defined in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended; and

        WHEREAS, the Company intends to establish the Argo-Tech Corporation Employee Stock Ownership Trust (the "Trust") to receive and hold any contributions paid or delivered to the Trustee; and

        WHEREAS, it is intended that the Trust shall be tax exempt under Section 501 of the Internal Revenue Code of 1986, as amended;

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Company and the Trustee hereby agree, effective immediately prior to the closing of the transactions contemplated by the Stock Purchase Agreement among the Trustee, the Company, and the other parties thereto contemplated to be entered into on or about May 17, 1994, as follows:


                                   ARTICLE I
                                  DEFINITIONS

        1.01 "ACCOUNT" means the separate account(s) maintained for a Participant under the Plan.

        1.02 "ACCOUNTING DATE" means the last day of the Plan Year. Unless otherwise specified in the Plan, all Plan allocations







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for a particular Plan Year shall be made as of the Accounting Date of that Plan
Year.

        1.03 "ACCRUED BENEFIT" means the amount standing in a Participant's Account(s) as of any date derived from Employer contributions.

        1.04 "ANNUAL ADDITION" means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year: (i) all Employer contributions; (ii) all forfeitures; and (iii) all employee contributions. Except to the extent provided in Treasury regulations, Annual Additions include excess contributions described in Code Section 401(k), excess aggregate contributions described in Code Section 401(m) and excess deferrals described in Code Section 402(g), irrespective of whether the plan distributes or forfeits such excess amounts. Annual Additions also include Excess Amounts reapplied to reduce Employer contributions under Section 3.07. Amounts allocated after March 31, 1984, to an individual medical account (as defined in Code Section 415(1)(2)) included as part of a defined benefit plan maintained by the Employer are Annual Additions. Furthermore, Annual Additions include contributions paid or accrued after December 31, 1985, for taxable years ending after December 31, 1985, attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Employer, but only for purposes of the dollar limitation applicable to the Maximum Permissible Amount. Annual Additions do not include any Employer contributions applied by (not later than the due date, including extensions, for filing the Employer's Federal income tax return for that Plan Year) to pay interest on an Exempt Loan which is deductible under Code Section 404(a)(9)(B) and any Leveraged Employer Securities allocated as forfeitures; provided however, that the provisions of the preceding sentence do not apply in a Plan Year for which more than one-third (1/3) of the Employer contributions which are applied to pay principal and interest on an Exempt Loan and which are deductible under Code Section 404(a)(9) are allocated to Restricted Participants. The Plan Administrative Committee may reallocate the Employer contributions in accordance with Section 3.04 to the Accounts of non-Restricted Participants to the extent necessary in order to satisfy this special limitation.

        1.05 "ANNUITY STARTING DATE" means the first day of the first period for which the Plan pays an amount under the provisions of Article VII.

        1.06 "BENEFICIARY" means a person designated by a Participant who is or may become entitled to a benefit under the Plan and includes the legal representative of a deceased Participant or Beneficiary; provided, however, that a married

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Participant's spouse automatically shall be deemed to be the Beneficiary of such
Participant unless the spouse has effectively waived his or her rights to a benefit hereunder, as set forth in Section 10.01. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Trustee has fully distributed his benefit. A Beneficiary's right to (and the Plan Administrator's, the Plan Administrative Committee's or the Trustee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

        1.07 "CASH-OUT DISTRIBUTION" means a distribution of the entire present value of the Participant's Nonforfeitable Accrued Benefit.

        1.08 "CLAIMANT" means a Participant or a Beneficiary who files with the Plan Administrative Committee a written claim for benefits in accordance with the procedures of the Plan Administrative Committee.

        1.09 "CLOSING" means the place, date and time ("Closing Date") to which the seller and the Employer, Company or the Trust may agree for purposes of a sale and purchase under Article VII, provided that the Closing must take place not later than 30 days after the exercise of an offer under Section 7.05 or the exercise of a right of first refusal under Section 7.08.

        1.10 "CODE" means the Internal Revenue Code of 1986, as amended.

        1.11 "COMPENSATION" means a Participant's wages, salaries, bonuses, commissions, overtime and other amounts received for personal services rendered in the course of employment with the Employer to the extent includible in gross income. Compensation shall, however, include salary reduction amounts under a Code Section 401(k) arrangement or Code Section 125 arrangement. A Compensation payment includes Compensation paid by the Employer to an Employee through another person under the common paymaster provisions of Code Sections 3121(s) and 3306(p). The term "Compensation" shall not, however, include the following:

                (a) Employer contributions to a plan of deferred compensation to the extent the contributions are not included in the gross income of the Employee for the taxable year in which contributed, contributions on behalf of an Employee to a Simplified Employee Pension Plan to the extent such contributions are excludible from the Employee's gross income, and any distributions from a plan of deferred compensation, regardless of whether such amounts are includible in the gross income of the Employee when distributed.

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                (b) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

                (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a stock option described in Part II, Subchapter D, Chapter 1 of the Code.

                (d) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b)(whether or not the contributions are excludible from the gross income of the Employee).

                (e) Reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits.

                (f) Except as otherwise provided in Section 3.06(A) with regard to Section 3.04(B), amounts paid with respect to any period before the Employee became a Participant or during which the Employee is an Excluded Employee.

        Any reference in this Plan to Compensation is a reference to the definition in this Section 1.11, unless the Plan reference specifies a modification to this definition. The Plan shall take into account only Compensation actually paid for the relevant period.

        (A)Limitations on Compensation.

        (1) Compensation dollar limitation. The Plan shall take into account only the first $150,000 (or such larger amount as the Commissioner of Internal Revenue may prescribe) of any Participant's Compensation.

        (2) Application of Compensation limitation to certain family members. The $150,000 Compensation limitation applies to the combined Compensation of the Employee and of any family member aggregated with the Employee under Section
1.07 who is either (i) the Employee's spouse; or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Compensation of the Employee and such family members who are Participants entitled to an allocation for that Plan Year exceeds the $150,000 (or adjusted) limitation, "Compensation" for each such


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Participant, for purposes of the contribution and allocation provisions of
Article III, means his Adjusted Compensation. "Adjusted Compensation" is the amount which bears the same ratio to the $150,000 (or adjusted) limitation as the affected Participant's Compensation (without regard to the $150,000 Compensation limitation) bears to the combined Compensation of all the affected Participants in the family unit.

        (B) Nondiscrimination. For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation as defined in this Section 1.10 except any exclusions from Compensation, other than the exclusions described in paragraphs (a), (b), (c) and (d), do not apply. The Employer also may elect to use an alternate nondiscriminatory definition, in accordance with the requirements of Code
Section 414(s) and the regulations issued under that Code Section. In determining Compensation under this Section 1.11(B), the Employer may elect to include all elective contributions made by the Employer on behalf of the Employees. The Employer's election to include elective contributions must be consistent and uniform with respect to Employees. The Employer may make this election to include elective contributions for nondiscrimination testing purposes, irrespective of whether this Section 1.11 includes elective contributions in the general Compensation definition applicable to the Plan.

        1.12 "CONTINUOUS SERVICE" of an Employee means the period of time (computed to the nearest 1/12th of a year) between his Employment Commencement Date and his most recent Severance Date, provided, however, that in the case of a person who is absent from the service of the Employer on account of maternity or paternity reasons, as defined in Section 1.65, the person's Continuous Service shall not include the period of absence between the first and second anniversaries of the first date of such absence. Notwithstanding any other provision of the Plan to the contrary, but with respect only to an Employee who on October 21, 1986 was on the payroll of the Company, periods of continuous employment with TRW Inc. prior to October 21, 1986 shall be counted as Continuous Service under the Plan.

        1.13 "DEFINED BENEFIT PLAN" means a retirement plan qualified under Code
Section 401(a) that does not provide for individual accounts for Employer contributions. The Plan shall treat all Defined Benefit Plans (whether or not terminated) maintained by the Employer as a single plan.

        1.14 "DEFINED BENEFIT PLAN FRACTION" means the Projected annual benefit of the Participant under the Defined Benefit Plan.





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    The lesser of (i) 125% (subject to the 100% Limitation) of the dollar limitation in effect under Code Section 415(b)(1)(A) for the Limitation Year, or (ii) 140% of the Participant's average Compensation for his high three (3) consecutive years of service. If the 100% Limitation applies, the Plan Administrative Committee shall determine the denominator of the fraction by substituting 100% for 125%.

To determine the denominator of this fraction, the Plan Administrative Committee shall make any adjustment required under Code Section 415(b) and shall determine a year of service as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The "projected annual benefit" is the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if the plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he continues employment until his normal retirement age (or current age, if later) as stated in the Defined Benefit Plan, his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his normal retirement age and all other relevant factors used to determine benefits under the Defined Benefit Plan remain constant as of the current Limitation Year for all future Limitation Years.

        1.15 "Defined Contribution Plan" means a retirement plan qualified under Code Section 401(a) that provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The Plan shall treat all Defined Contribution Plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of Article III, the Plan shall treat Employee contributions made to a Defined Benefit Plan maintained by the Employer as a separate Defined Contribution Plan. The Plan also shall treat as a Defined Contribution Plan an individual medical account (as defined in Code Section 415(1)(2)) included as part of a Defined Benefit Plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code Section 419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)).

        1.16 "DEFINED CONTRIBUTION PLAN FRACTION" means -

     The sum, as of the close of the Limitation Year, of the Annual Additions to the Participant's Account under the





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


     Defined Contribution Plan.

     The sum of the lesser of the following amounts determined for the Limitation Year and for each prior Year of Service with the Employer: (i) 125% (subject to the 100% Limitation) of the dollar limitation in effect under Code Section 415(c)(1)(A) for the Limitation Year (determined without regard to the special dollar limitations for employee stock ownership plans), or (ii) 35% of the Participant's Compensation for the Limitation Year. If the 100% Limitation applies, the Plan Administrative Committee shall determine the denominator of the fraction by substituting 100% for 125%.

For purposes of determining the Defined Contribution Plan Fraction, the Plan Administrative Committee shall not recompute Annual Additions in Limitation Years beginning prior to January 1, 1987, to treat all employee contributions as Annual Additions. If the Plan satisfied Code Section 415 for Limitation Years beginning prior to January 1, 1987, the Plan Administrative Committee shall redetermine the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction as of the end of the 1986 Limitation Year, in accordance with this
Section 3.08. If the sum of the redetermined fractions exceeds 1.0, the Plan Administrative Committee shall subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Plan Administrative Committee must disregard any accrued benefit under the Defined Benefit Plan which is in excess of the Current Accrued Benefit. This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Employer's plan as of the end of the 1986 Limitation Year.

        1.17 "DETERMINATION DATE" means for any Plan Year the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year, the Accounting Date of that Plan Year.

        1.18 "DETERMINATION PERIOD" means the five-year period ending on the Determination Date.

        1.19 "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

        1.20 "DISABILITY" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The disability of a Participant shall be determined by a licensed physician chosen by the Plan Administrative Committee. The determination shall be







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

applied uniformly to all Participants. "Disability" also means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which constitutes total disability under the federal Social Security Act.

        1.21 "DISQUALIFIED PERSON" means a person or entity described in Code
Section 4975(e)(2).

        1.22 "DISTRIBUTEE" means an Employee or former Employee, or the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse "or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), with regard to the interest of the spouse or former spouse.

        1.23 "DISTRIBUTION DATE" means a date as of which distributions are payable under Article VII, which shall occur as soon as administratively practicable following the close of the calendar year in which the Participant's Separation from Service occurred, but in no event later than the 60th day following the close of the Plan Year in which the Participant attains Normal Retirement Age. The Plan Administrative Committee shall determine a Distribution Date for each calendar year.

        1.24 "EFFECTIVE DATE" means the date on which occurs the closing of the transactions contemplated by the Stock Purchase Agreement among the Trustee, the Company, and the other parties thereto contemplated to be entered into on or about May 17, 1994.

        1.25 "ELIGIBLE ACCRUED BENEFIT" means the value of the Participant's Accrued Benefit attributable to Employer Securities.

        1.26 "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in Code Section 408(a), and individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an eligible retirement plan is such an individual retirement account or individual retirement annuity.

        1.27 "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

        1.28 "EMPLOYEE" means any common-law employee of the Employer and any Leased Employee.

        1.29 "EMPLOYER" means the Company or any other employer who with the written consent of the Board of Directors of the Company adopts this Plan. If more than one Employer adopts the Plan, then for purposes of determining Continuous Service and Hours of Service, the Plan shall treat all Employers as a single Employer. The Plan shall make all allocations without regard to which Employer employs the Participant. A Participant's Compensation includes Compensation from all Employers, irrespective of which Employers are contributing to the Plan.

        1.30 "EMPLOYER SECURITIES" means voting common stock issued by the Company, or by a corporation which is a member of the same controlled group of corporations as the Company.

        1.31 "EMPLOYMENT COMMENCEMENT DATE" of an Employee means the date on which he first performed an Hour of Service, subject to the following provisions:

              (i) If more than 12 months after an Employee's Severance Date occurs, such Employee again performs an Hour of Service, his Employment Commencement Date shall be advanced by the period of time between such Severance Date and the date he again performed an Hour of Service unless
     (ii) below applies.

              (ii) If an Employee who is a nonvested participant (as defined in Section 411(a)(5) of the Code) again performs an Hour of Service more than 12 months after such Severance Date, his Employment Commencement Date shall be changed to the date he again performed an Hour of Service, but only if the period of time between such Severance Date and the date such employee again performed an Hour of Service equals or exceeds the greater of five years or the period of time between his Employment Commencement Date and such Severance Date.

              (iii) If an Employee's Severance Date occurs by reason of entering active military service with the armed forces of the United States and if he has reemployment rights, his Employment Commencement Date shall not be advanced if he returns to employment with the Employer within the time prescribed by federal law.

        1.32 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        1.33 "EXCESS AMOUNT" means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

        1.34 "EXCLUDED EMPLOYEE" means an Employee who (i) is not classified in accordance with the policy of his Employer as a salaried employee, or (ii) is a Leased Employee, or (iii) is a member of a collective bargaining unit, unless the collective bargaining agreement provides otherwise. An Employee is a member of a collective bargaining unit if he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers. The term "employee representatives" does not include an organization more than one-half the members of which are owners, officers or executives of an employer.

        1.35 "EXEMPT LOAN" means a loan made to the Plan by a Disqualified Person, or a loan to the Plan which a Disqualified Person guarantees, provided the loan satisfies the requirements of Treas. Reg. Section 54.4975-7(b).

        1.36 "FAIR MARKET VALUE" with respect to Employer Securities means the value of Employer Securities (i) determined as of the date of the exercise of an option if the exercise is by a Disqualified Person, or (ii) in all other cases, determined as of the most recent Accounting Date.

        1.37 "FORFEITURE BREAK IN SERVICE" means the last day of the 60th calendar month following the month in which a Participant's Severance Date occurred.

        1.38 "HIGHLY COMPENSATED EMPLOYEE" means an Employee who, during the Plan Year or during the preceding 12-month period:

             (a) is a more than 5% owner of the Employer (applying the constructive ownership rules of Code Section 318, and applying the principles of Code Section 318, for an unincorporated entity);

             (b) has Compensation in excess of $75,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year);

             (c) has Compensation in excess of $50,000 (as adjusted by the Commissioner of Internal Revenue for the relevant year) and is part of the top-paid 20% group of employees (based on Compensation for the relevant year); or

             (d) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer.

        If the Employee satisfies the definition in clause (b), (c) or (d) in the Plan Year but does not satisfy clause (b), (c) or (d) during the preceding 12-month period and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if he is one of the 100 most highly compensated Employees for the Plan Year. The number of officers taken into account under clause (d) shall not exceed the greater of three or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Plan Administrative Committee shall treat the highest paid officer as satisfying clause (d) for that year.

        For purposes of this Section 1.38, "Compensation" means Compensation as defined in Section 1.11, except no exclusions from Compensation apply other than the exclusions described in paragraphs (a), (b), (c) and (d) of Section 1.11, and Compensation shall include "elective contributions" made by the Employer on the Employee's behalf. "Elective contributions" are amounts excludible from the Employee's gross income under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. The Plan Administrative Committee shall make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid 20% group, the top 100 paid Employees, the number of officers includible in clause (d) and the relevant Compensation, consistent with Code Section 414(q) and regulations issued under that Code section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer. For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, a Highly Compensated Employee and all family members (a spouse, a lineal ascendant or descendant, or a spouse of a lineal ascendant or descendant) shall be treated as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than 5% owner or is one of the ten Highly Compensated Employees with the greatest Compensation for the Plan Year. Such aggregation rule shall apply to a family member even if that family member is a Highly Compensated Employee without family aggregation.

        The term "Highly Compensated Employee" also includes any former Employee who separated from service (or has a deemed separation from service, as determined under Treasury regulations) prior to the Plan Year, performs no Service for the Employer during the Plan Year, and was a Highly Compensated Employee either for the separation year or any Plan Year ending on or after his 55th birthday. If the former Employee's Separation from Service occurred prior to January 1, 1987, he is a Highly Compensated Employee only if he satisfied clause (a) of this Section 1.38 or received Compensation in excess of $50,000 during: (1) the year of his Separation from Service (or the prior year) ; or (2) any year ending after his 54th birthday.

        1.39 "HOUR OF SERVICE" means:

             (a) Each hour of service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Plan shall credit hours of service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

             (b) Each hour of service for back pay, irrespective of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Plan shall credit hours of service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

             (c) Each hour of service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including disability), layoff, jury duty or military duty. The Plan shall credit no more than 501 hours of service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Plan shall credit hours of service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg. Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c).

        The Plan shall not credit an hour of service under more than one of the above paragraphs. The Plan Administrative Committee shall resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee.

        1.40 "KEY EMPLOYEE" means, as of any Determination Date, any Employee or former Employee (or Beneficiary of such Employee) who, for any Plan Year in the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code Section 415(b)(1)(A) (relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code Section 415(c)(1)(A) (relating to defined contribution plans) and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code Section 318 (or the principles of that section, in the case of an unincorporated Employer,) shall apply to determine ownership in the Employer. The number of officers taken into account under clause (i) shall not exceed the greater of three or 10% of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than 50 officers. The Plan Administrative Committee shall make the determination of who is a Key Employee in accordance with Code Section 416(i)(1) and the regulations under that Code section. "Compensation" for purposes of this definition means Compensation as determined under Section 1.38 for purposes of identifying Highly Compensated Employees.

        1.41 "Leased Employees" means an individual (who otherwise is not an Employee of the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code
Section 144(a)(3)) on a substantially full time basis for at least one year and who performs services historically performed by employees in the Employer's business field. If a Leased Employee is treated as an Employee by reason of this
Section 1.41, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer.

        (A) Safe harbor plan exception. The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code Section 415(c)(3) plus elective contributions (as defined in Section 1.11).

        (B) Other requirements. The Plan Administrative Committee must apply this Section 1.41 in a manner consistent with Code Sections 414(n) and 414(o) and the regulations issued under those Code sections. The Plan Administrative Committee shall reduce a Leased Employee's allocation of Employer contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer.

        1.42 "LEVERAGED EMPLOYER SECURITIES" means Employer Securities acquired by the Trust with the proceeds of an Exempt Loan and which satisfy the definition of "qualifying employer securities" in Code Section 4975(e)(8).

        1.43 "LIMITATION YEAR" means the 12-month period beginning November 1 and ending on the succeeding October 31. If the Company amends the Limitation Year to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year for which the Employer makes the amendment, creating a short Limitation Year.

        1.44 "MAXIMUM PERMISSIBLE AMOUNT" means the lesser of (i) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation under Code
Section 415(b)(1)(A)), or (ii) 25% of the Participant's Compensation for the Limitation Year. If there is a short Limitation Year because of a change in Limitation Year, the $30,000 (or adjusted) limitation shall be multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                       12

        1.45 "NON-ALLOCATION PERIOD" means the period beginning on the date of the Section 1042 transaction and ending on the later of the date which is ten years after such transaction or the date of the plan allocation attributable to the final payment of the acquisition indebtedness occurred in connection therewith.

        1.46 "NON-DIRECTED SHARES" shall mean those shares of Employer Securities credited to Participants' Employer Securities Accounts for which instructions are not timely received by the Trustee, as well as shares of Employer Securities credited to Participants' Employer Securities Accounts after the Accounting Date used under Section 8.15 for purposes of determining the number of shares of Employer Securities credited to each Participant's Employer Securities Account.

        1.47 "NONFORFEITABLE" means a Participant's or Beneficiary's unconditional claim, legally enforceable against the Plan, to the Participant's Accrued Benefit.

        1.48 "NON-KEY EMPLOYEE" is an employee who does not meet the definition of Key Employee.

        1.49 "NOTICE" means any offer, acceptance of an offer, payment or any other communication under Article VII.

        1.50 "100% LIMITATION" means (i) the Plan's top heavy ratio exceeds 90%; or (ii) the Plan's top heavy ratio is greater than 60%, and the Employer does not provide extra minimum benefits which satisfy Code Section 416(h)(2).

        1.51 "PARTICIPANT" means an Employee who is eligible to be and becomes a Participant in accordance with the provisions Of Section 2.01.

        1.52 "PERMISSIVE AGGREGATION GROUP" is the Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the requirements of Code Section 401(a)(4) and of Code Section 410. The Plan Administrative Committee shall determine the Permissive Aggregation Group.

        1.53 "PLAN" means the stock bonus employee stock ownership plan established by the Company in the form of this Agreement and any amendments hereto, designated as an employee stock ownership plan within the meaning of Code Section 4975(e)(7) and designated as the Argo-Tech Corporation Employee Stock Ownership Plan.

        1.54 "PLAN ADMINISTRATIVE COMMITTEE" means the Plan Administrative Committee hereunder as from time to time constituted.

        1.55 "PLAN ADMINISTRATOR" means the Plan Administrative Committee unless the Board of Directors of the Company designates another person or entity to hold the position of Plan Administrator.

        1.56 "PLAN ENTRY DATE" means the first day of each February, May, August, and November beginning after October 31, 1993.

        1.57 "PLAN YEAR" means the twelve-month period beginning November 1 and ending on the succeeding October 31. The first Plan Year shall begin November 1, 1993.

        1.58 "QUALIFIED ELECTION PERIOD" means the six Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

        1.59 "QUALIFIED PARTICIPANT" means a Participant who has attained age 55 and who has completed at least 10 years of participation in the Plan. A "year of participation" means a Plan Year in which the Participant was eligible for an allocation of Employer contributions, irrespective of whether the Employer actually contributed to the Plan for that Plan Year.

        1.60 "RELATED EMPLOYERS" means a controlled group of corporations (as defined in Code Section 414 (b)), trades or businesses (whether or not incorporated) which are under common control (as defined in Code Section 414(c)) or an affiliated service group (as defined in Code Section 414(m) or in Code
Section 414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for the period during which they are a related group for purposes of crediting Hours of Service, determining Continuous Service, applying the limitations on allocations of Article III, applying the top heavy rules and the minimum allocation requirements of Article III, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, determining termination of employment and/or Separation from Service, and for any other purpose required by an applicable Code section or expressly by a Plan provision. However, only an Employer described in Section
1.29 may contribute to the Plan and only an Employee employed by an Employer described in Section 1.29 is eligible to participate in the Plan. For Plan allocation purposes, "Compensation" shall not include Compensation received from a Related Employer that is not participating in the Plan.

        1.61 "REQUIRED AGGREGATION GROUP" means: (1) each qualified plan of the Employer in which at least one Key Employee participates at any time during the Determination Period; and (2) any other qualified plan of the Employer which enables a plan described in clause (1) to meet the requirements of Code
Section 401(a)(4) or of Code Section 410.


        1.62 "REQUIRED BEGINNING DATE" means the March 1 following the close of the calendar year in which the Participant attains age 70 1/2.

        1.63 "RESTRICTED PARTICIPANTS" means Participants who are Highly Compensated Employees within the meaning of Code Section 414(q).

        1.64 "SEPARATION FROM SERVICE" of an Employee shall mean the termination of an Employee's employment with the Employer under circumstances that constitute a separation from service under Section 402 of the Internal Revenue Code of 1986 as in effect on the Effective Date, and, during the three-year period after the Plan acquires Employer Securities in a sale to which Code
Section 1042 applies, under circumstances that constitute an event described in Code Section 4978(d)(1).

        1.65 "SEVERANCE DATE" of an Employee means the earliest of (i) the date on which he retires, dies, quits, or is discharged; or (ii) the date on which he ceases to accrue continuous service credit in accordance with the uniform policy adopted by his Employer with respect to leaves of absence or layoffs, but in no event earlier than the first anniversary of the first day of a period in which he remains absent (with or without pay) from the service of the Employer. Notwithstanding the foregoing, the Severance Date of an Employee who is absent from service for maternity or paternity reasons shall be the second anniversary of the first date of such absence. For such purposes, an absence from employment for maternity or paternity reasons means an absence due to (1) the pregnancy of the Employee, (2) the birth of a child of the Employee, (3) the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) the provision of parental care for such child for a period beginning immediately following such birth or placement. An absence from work shall be treated as an absence for maternity or paternity reasons only if and to the extent that the Employee furnishes to the Plan Administrative Committee such timely information as it may reasonably require to establish that the absence is for one or more of the four maternity or paternity reasons specified herein and to establish the number of days of absence attributable to such reason or reasons.

        1.66 "TRUST" means the separate Trust created under the Plan, designated as the Argo-Tech Corporation Employee Stock Ownership Trust.

        1.67 "TRUSTEE" means Society National Bank, a national banking institution, or any successor in office who in writing accepts the position of Trustee.

        1.68 "TRUST FUND" means all property of every kind held or acquired by the Trustee under the Plan, other than incidental benefit insurance contracts.

        1.69 "UNALLOCATED SHARES" shall mean shares of Employer Securities held in a suspense account described in Section 8.03(B).

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *

                                   ARTICLE II
                                 PARTICIPATION

        2.01 ELIGIBILITY. Each Employee, other than an Excluded Employee, becomes a Participant in the Plan on the next Plan Entry Date immediately following the date on which he completes three months of Continuous Service, provided he remains an Employee who is not an Excluded Employee on such Plan Entry Date.

        If a Participant has not incurred a Separation from Service but becomes an Excluded Employee, then during the period such a Participant is an Excluded Employee, the Plan shall limit that Participant's sharing in the allocation of Employer contributions and Participant forfeitures (and allocations under Section 8.03(B)), if any, under the Plan by disregarding his Compensation for services rendered in his capacity as an Excluded Employee. However, during such period of exclusion, the Participant, without regard to employment classification, shall continue to receive credit for vesting under Article V for each included month of Continuous Service and the Participant's Account shall continue to share fully in Trust Fund allocations under Section 6.03.

        If an Excluded Employee who is not a Participant becomes eligible to participate in the Plan by reason of a change in employment classification, he shall participate in the Plan immediately if he has satisfied the eligibility conditions of Section 2.01 and would have been a Participant had he not been an Excluded Employee during his period of Continuous Service. Furthermore, the Plan shall take into account all of the Participant's included Continuous Service with the Employer as an Excluded Employee for purposes of vesting credit under
Article V.

        2.02 PARTICIPATION UPON RE-EMPLOYMENT. A Participant whose employment with the Employer terminates shall re-enter the Plan as a Participant on the date of his reemployment. An Employee who satisfies the Plan's eligibility conditions but whose employment with the Employer terminates prior to his becoming a Participant shall become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee whose employment terminates prior to his satisfying the Plan's eligibility conditions shall become a Participant in accordance with the provisions of Section 2.01.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *

                                  ARTICLE III
                     EMPLOYER CONTRIBUTIONS AND FORFEITURES

Part 1.  Amount of Employer Contributions and Plan Allocations: Sections 3.01
         ---------------------------------------------------------------------
         through 3.06
         ------------

        3.01 AMOUNT. For each Plan Year, the Employer shall contribute to the Trust the amount which the Employer may from time to time deem advisable. Although the Employer may contribute to this Plan irrespective of whether it has net profits, the Employer intends the Plan to be a stock bonus employee stock ownership plan for all purposes. The Employer may not make a contribution to the Trust for any Plan Year to the extent the contribution would exceed the Participants' Maximum Permissible Amounts determined in accordance with Part 2 of this Article III.

        The Employer contributes to the Plan on the condition that its contribution is not due to a mistake of fact and the Internal Revenue Service shall not disallow the deduction for its contribution. The Trustee, upon written request from the Employer, shall return to the Employer the amount of the Employer's contribution made by the Employer by mistake of fact or the amount of the Employer's contribution disallowed as a deduction under Code Section 404. The Trustee shall not return any portion of the Employer's contribution under the provisions of this paragraph more than one year after:

             (a) The Employer made the contribution by mistake of fact; or

             (b) The disallowance of the contribution as a deduction, and then, only to the extent of the disallowance.

        In the event the Plan does not initially qualify under Code Section 401(a), any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under ERISA Section 403(c)(2)(B).

        The Trustee shall not increase the amount of the Employer contribution returnable under this Section 3.01 for any earnings attributable to the contribution, but the Trustee shall decrease the Employer contribution returnable for any losses attributable to it. The Trustee may require the Emp1oyer to furnish it whatever evidence the Trustee deems necessary to enable the Trustee to confirm the amount the Employer has requested be returned is properly returnable under ERISA.

        The Employer may make its contribution in cash or in Employer Securities as the Employer from time to time may determine. Subject to the consent of the Trustee, the Employer may make its contribution in property rather than cash other than Employer Securities, provided the contribution of property is not a prohibited transaction under the Code or under ERISA.

        3.02 RESPONSIBILITY FOR CONTRIBUTIONS. The Employer shall determine the amount of any contributions to be made by it to the Trust under the terms of the Plan. Neither the Plan Administrative Committee nor the Trustee shall have responsibility to determine the amount of or collect any Employer contributions to the Plan.

        3.03 TIME OF PAYMENT OF CONTRIBUTION. The Employer may pay its contribution for each Plan Year in one or more installments without interest. The Employer shall make its contribution to the Plan within the time prescribed by the Code or applicable Treasury regulations.

        3.04 CONTRIBUTION ALLOCATION.

        (A) Method of Allocation. Subject to any restoration allocation required under Section 5.04 and to Section 8.03(B), the Plan shall allocate and credit each annual Employer contribution, other than Employer contributions designated by the Company to the Trustee as being for the purpose of repaying an Exempt Loan, and Participant forfeitures, if any, to the Account of each Participant who satisfies the conditions of Section 3.06. Any such designation by the Company to the Trustee shall be in writing and made on or before the date the contribution is paid to the Trustee, except that if an Exempt Loan is outstanding, all Employer Contributions for a Plan Year shall be treated as designated as to be applied to the payment of Exempt Loan(s) to the extent of payments due on such Exempt Loan(s) within such Plan Year. The Plan shall make this allocation in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. For purposes of this Section 3.04(A), "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation shall not exceed 3% of his Compensation for the Plan Year.

        (B) Top Heavy Minimum Allocation.

        (1) Minimum Allocation.  If the Plan is top heavy in any Plan Year:

             (a) Each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year shall receive a top heavy minimum allocation for that Plan Year; and

             (b) The top heavy minimum allocation is the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the antidiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on such defined benefit plan), the top heavy minimum allocation is 3% of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employees.

        (2) Modifications to Definitions. For purposes of clause (b), "Compensation" means Compensation as defined in Section 1.11, except: (i) any exclusions from Compensation, other than the exclusion of elective contributions and the exclusions described in paragraphs (a), (b), and (c) and the first clause or paragraph (d) of Section 1.11, do not apply; and (ii) any modification to the definition of Compensation in Section 3.06 does not apply.

        (3) Determining Contribution Rates. For purposes of this Section 3.04(B), a Participant's contribution rate is the sum of Employer contributions (not including Employer contributions to Social Security) and forfeitures allocated to the Participant's account for the Plan Year divided by his Compensation for the entire Plan Year. However, for purposes of satisfying a Participant's top heavy minimum allocation, a Participant's contribution does not include any elective contributions under a Code Section 401(k) arrangement nor any Employer matching contributions necessary to satisfy the nondiscrimination requirements of Code Section 401(k) or of Code Section 401(m). To determine a Participant's top heavy minimum contribution, the Plan shall treat all qualified top heavy defined contribution plans maintained by the Employer (or by any Related Employers described in Section 1.60) as a single plan.

        (4) No Allocations. If, for a Plan Year, there are no allocations of Employer contributions or forfeitures for any Key Employee, the Plan does not require any top heavy minimum allocation for the Plan Year, unless a top heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.

        (5) Method of Compliance. The Plan shall satisfy the top heavy minimum allocation in accordance with this

Section 3.04(B)(5). In the event that the Plan is top heavy in any Plan Year, each Non-Key Employee hereunder who is also covered under a top heavy defined benefit plan included in the Required Aggregation Group shall receive the top heavy benefits provided for under this Plan in lieu of the minimum top-heavy allocation under such defined benefit plan. Also, in any Plan Year in which a Non-Key Employee is both Participant in this Plan and in another defined contribution plan maintained by the Employer or a related employer, the top heavy minimum allocation shall be provided in this Plan and not the other defined contribution plan(s), and the top heavy minimum allocation shall be 5% of the Non-Key Employee's Compensation (instead of 3% or a lesser contribution rate for Key Employees).

        (6) Top Heavy Status. If this Plan is the only qualified plan maintained by the Employer, the Plan is top heavy for a Plan Year if the top heavy ratio as of the Determination Date exceeds 60%. The top heavy ratio is a fraction, the numerator of which is the sum of the present value of accrued benefits of all Key Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees. The Plan shall include in the top heavy ratio, as part of the present value of accrued benefits, any contribution not made as of the Determination Date but includible under Code Section 416 and the applicable Treasury regulations, and distributions made within the Determination Period. The Plan Administrative Committee shall calculate the top heavy ratio by disregarding the accrued benefit (and distributions, if any, of the accrued benefit) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the accrued benefit (including distributions, if any, of the accrued benefit) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Plan Administrative Committee shall calculate the top heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code Section 416 and the regulations under that Code section.

        If the Employer maintains other qualified plans (including a simplified employee pension plan), or maintained another such plan which now is terminated, this Plan is top heavy only if it is part of the Required Aggregation Group, and the top heavy ratio for the Required Aggregation Group and for the Permissive Aggregation Group, if any, each exceeds 60%. The Plan Administrative Committee shall calculate the top heavy ratio in the same manner as required by the first paragraph of this Section 3.04(B)(6), taking into account all plans within the Aggregation Group. To the extent the Plan must take into account distributions to a Participant, the Plan shall include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the

Determination Date. The Plan Administrative Committee shall calculate the present value of accrued benefits under defined benefit plans or simplified employee pension plans included within the group in accordance with the terms of those plans, Code Section 416 and the regulations under that Code section. If a Participant in a defined benefit plan is a Non-Key Employee, the Plan Administrative Committee shall determine his Accrued Benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code Section 411(b)(1)(C). To calculate the present value of benefits from a defined benefit plan, the Plan Administrative Committee shall use the actuarial assumptions (interest and mortality only) prescribed by the defined benefit plan(s) to value benefits for top heavy purposes. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Plan Administrative Committee shall value the accrued benefits in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Plan Administrative Committee shall calculate the top heavy ratio with reference to the Determination Dates that fall within the same calendar year.

        3.05 FORFEITURE ALLOCATION. The amount of a Participant's Accrued Benefit forfeited under the Plan is a Participant forfeiture. Subject to any restoration allocation required under Sections 5.04, the Plan shall allocate a Participant forfeiture in accordance with Section 3.04, as an Employer contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional Employer contribution for that Plan Year. The Plan shall continue to hold the undistributed, non-vested portion of a terminated Participant's Accrued Benefit in his Account solely for his benefit until a forfeiture occurs at the time specified in Section 5.07. Except as provided under Section 5.07, a Participant shall not share in the allocation of a forfeiture of any portion of his Accrued Benefit. In making a forfeiture allocation under this Section 3.05, the Plan shall base forfeitures of Employer Securities upon the fair market value of the Employer Securities as of the Accounting Date of the forfeitures.

        3.06 ACCRUAL OF BENEFIT. The accrual of benefit (Employer contributions and Participant forfeitures) shall be determined on the basis of the Plan Year.

        (A) Compensation Taken Into Account. For purposes of determining the amount of the Employer contributions and

Participant forfeitures, if any, to be allocated to the Account of a Participant who satisfies the employment requirement set forth in Section 3.06(B), but not for purposes of determining the top heavy minimum contribution under Section 3.04(B), only Compensation earned by an Employee for that portion of the Plan Year during which he is a Participant hereunder shall be taken into account.

        (B) Employment Requirement. A Participant for a particular Plan Year shall share in the allocation of Employer contributions and Participant forfeitures, if any, for that Plan Year only if he is actively employed by the Employer as an Employee (other than an Excluded Employee) on the last day of such Plan Year.

Part 2.  Limitations on Allocations:  Sections 3.07, 3.08, and 3.09
         ----------------------------------------------------------

        3.07 LIMITATIONS ON ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The amount of Annual Additions allocated under the Plan on a Participant's behalf for a Limitation Year shall not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer may reduce the amount of its contribution so the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount. If an allocation of Employer contributions, pursuant to Section 3.04, would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 3.07(B)) to a Participant's Account, the Plan Administrative Committee shall reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer contributions for the Plan Year in which the Limitation Year ends. The Plan Administrative Committee shall make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer contributions.

        (A) Estimation of Compensation. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Plan Administrative Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated annual Compensation for such Limitation Year. The Plan Administrative Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Plan Administrative Committee must reduce any Employer contributions (including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amount carried over from prior years. As soon as is administratively feasible after the end of the Limitation Year, the Plan Administrative Committee shall determine the Maximum Permissible Amount for such

Limitation Year on the basis of the Participant's actual Compensation for such Limitation Year.

        (B) Disposition of Excess Amount. If, because of (i) a reasonable error in estimating a Participant's Compensation, (ii) the allocation of forfeitures, or (iii) such other limited facts and circumstances which, pursuant to Treasury Regulations at Section 1.415-6(b)(6), the Commissioner of the Internal Revenue Service believes justify the availability of the rules set forth in this Section 3.07(B), there is an Excess Amount with respect to a Participant for a Limitation Year, the Plan Administrative Committee shall hold such Excess Amount unallocated in a suspense account for the Limitation Year and shall allocate and reallocate such Excess Amount in the next Limitation Year to all of the Participants in the Plan in the manner described in Treasury regulations at
Section 1.415-6(b)(6)(i). Such Excess Amounts shall be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all Participants in the Plan.

        (C) More Than One Defined Contribution Plan. If the Plan Administrative Committee allocated an Excess Amount to a Participant's Account on an allocation date of this Plan which coincides with an allocation date of another Defined Contribution Plan maintained by the Employer, the Excess Amount attributed to this Plan shall be the smallest possible amount of the Excess Amount shall be attributed to this Plan, unless another Defined Contribution Plan provides to the contrary, in which case the Excess Amount attributed to this Plan shall be the product of:

             (a) The total Excess Amount allocated as of such date (including any amount which the Plan Administrative Committee would have allocated but for the limitations of Code Section 415); times

             (b) The ratio of (i) the amount allocated to the Participant as of such date under this Plan divided by (ii) the total amount allocated as of such date under all Defined Contribution Plans (determined without regard to the limitations of Code Section 415).

                (D) Defined Benefit Plan Limitation. If the Participant presently participates or has ever participated in a Defined Benefit Plan maintained by the Employer, then the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Participant for that limitation Year must not exceed 1.0. With respect to any Participant who participated in a Defined Benefit Plan which was previously maintained by the Employer, but which was terminated prior to the Effective Date of this Plan, the Employer shall, to the extent necessary to satisfy this limitation, reduce its contribution or allocation on behalf of such Participant in each Defined Contribution Plan in which such Participant participates and shall not reduce the Participant's projected annual benefit under such Defined Benefit Plan. With respect to any Defined Benefit Plan maintained by the Employer either concurrently with or successive to the Effective Date of this Plan, to the extent necessary to satisfy this limitation, the Participant's projected annual benefit under the Defined Benefit Plan under which the Participant participates shall be reduced.

        3.08 415 LIMIT DEFINITION MODIFICATIONS. For purposes of Part 2 of this
Article III, the following terms mean:

             (a) "Compensation" - "Compensation" means Compensation as defined in Section 1.11, except Compensation does not include elective (salary reduction) contributions under Code Section 401(k) or Code Section 125 and any exclusion from Compensation (other than the exclusion of elective contributions and the exclusions described in paragraphs (a) and (c) of
     Section 1.11 and paragraph (d) of Section 1.11 to the extent amounts described therein are not includible in gross income) does not apply.

             (b) "Employer" - The Employer that adopts this Plan and any Related Employers described in Section 1.60. Solely for purposes of applying the limitations of Part 2 of this Article III, the Plan Administrative Committee shall determine Related Employers described in Section 1.60, by modifying Code Sections 414(b) and (c) in accordance with Code Section 415(h).

3.09 1042 LIMITATIONS. To the extent the Plan acquires Employer Securities in a sale to which Code Section 1042 applies, no portion of the assets of the Plan attributable to (or allocable in lieu of) such Employer Securities may accrue (or be allocated directly or indirectly) under the Plan or any plan of the Employer meeting the requirements of Code Section 401(a) during the Non-Allocation Period for the benefit of:

                (i) Any taxpayer who makes an election under Code Section 1042(a) with respect to Employer Securities;

                (ii) Any individual who is related to such a taxpayer (within the meaning of Code Section 267 (b)); or

                (iii) Any other person who owns (after application of Code
     Section 318(a)) more than 25% of any class of outstanding stock of the Employer or of any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 409(1)(4)), or the total value of any class of any outstanding stock of any such corporation.

                Clause (ii) above shall not apply to any individual if - (i) such individual is a lineal descendant of the taxpayer, and (ii) the aggregate amount allocated to the benefit of all such lineal descendants during the Non-Allocation Period does not exceed more than 5 percent of the Employer Securities (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendants (within the meaning of Code Section 267(c)(4)) in a transaction to which Code Section 1042 applied.

                For purposes of clause (iii) above, Code Section 318(a) shall be applied without regard to the employee trust exception in paragraph
     (2)(B)(i).

For purposes of this Section 3.09, a person who has notified the Employer in writing that such person will or intends to make an election under Code Section 1042(a) with respect to Employer Securities shall be treated as a taxpayer who has made an election under Code Section 1042(a) with respect to Employer Securities in a sale to which Code Section 1042 applies with respect to all Employer Securities acquired by the Plan in the same transaction (or related transactions) in which the Employer Securities with respect to which the Employer has been notified in writing by such person that such election by such person will or is intended to be made, without regard to whether such person actually makes such election or whether Code Section 1042 does or does not apply to such sale. For purposes of the immediately preceding sentence, a person to whom the Employer has provided the written statement under Code Section 1042(b)(3)(B) shall be treated as a person who has notified the Employer in writing that such person will or intends to make an election under Code Section 1042(a) with respect to Employer Securities.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *


ARTICLE IV
NO PARTICIPANT CONTRIBUTIONS

        4.01 PARTICIPANT VOLUNTARY CONTRIBUTIONS. The Plan does not permit nor require Participant voluntary contributions.

        4.02 PARTICIPANT ROLLOVER CONTRIBUTIONS. The Plan does not permit Participant rollover contributions.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *

                                   ARTICLE V
                  TERMINATION OF SERVICE - PARTICIPANT VESTING

        5.01 NORMAL RETIREMENT AGE. A Participant's Normal Retirement Age is the later to occur of (i) the date the Participant attains the age of 65, or
(ii) the fifth anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. A Participant's Accrued Benefit derived from Employer contributions is 100% Nonforfeitable upon and after his attaining Normal Retirement Age if the Participant is employed by the Employer on or after that date.

        5.02 PARTICIPANT DISABILITY OR DEATH. If a Participant's employment with the Employer terminates as a result of death or Disability, the Participant's Accrued Benefit derived from Employer contributions shall be 100%
Nonforfeitable.

        5.03 VESTING SCHEDULE. Except as provided in Sections 5.01 and 5.02, a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions shall be determined in accordance with the following vesting schedule:

                                                      Percent of
     Years of                                       Nonforfeitable
Continuous Service                                  Accrued Benefit
------------------                                  ---------------

        Less than 1 ......................................None
        1 but less than 2 ................................20%
        2 but less than 3 ................................40%
        3 but less than 4 ................................60%
        4 but less than 5 ................................80%
        5 or more ....................................... 100%

        5.04 CASH-OUT DISTRIBUTIONS TO PARTICIPANTS WHO ARE NOT FULLY VESTED/RESTORATION OF FORFEITED ACCRUED BENEFIT. If, pursuant to Article VI, a Participant who is not fully vested receives a Cash-Out Distribution before he incurs a Forfeiture Break in Service, the Cash-Out Distribution shall result in an immediate forfeiture of the nonvested portion of the Participant's Accrued Benefit derived from Employer contributions. A Participant who is zero percent vested at the time of his or her Separation from Service shall be treated as having received a Cash-Out Distribution on the date of the Participant's Separation from Service.

        (A) Restoration and Conditions upon Restoration. A Participant who is not fully vested and who is re-employed by the Employer after receiving a Cash-Out Distribution of the Nonforfeitable percentage of his Accrued Benefit may repay the Trustee the amount of the cash-out distribution attributable to

Employer contributions, unless the Participant no longer has a right to restoration by reason of the conditions of this Section 5.04(A) or by reason of the provisions of Section 13.06. If a Participant who is not fully vested makes the Cash-Out Distribution repayment, the Plan, subject to the conditions of this
Section 5.04(A), shall restore his Accrued Benefit attributable to Employer contributions to the same dollar amount as the dollar amount of his Accrued Benefit on the Accounting Date, or other valuation date, immediately preceding the date of the Cash-Out Distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's Accrued Benefit includes restoration of all Code Section 411(d)(6) protected benefits with respect to that restored
Accrued Benefit, in accordance with applicable Treasury regulations. The Plan shall not, however, restore a re-employed Participant's Accrued Benefit under this paragraph if:

             (1) Five years have elapsed since the Participant's first re-employment date with the Employer following the Cash-Out Distribution; or

             (2) The Participant incurred a Forfeiture Break in Service. This condition also applies if the Participant makes repayment within the Plan Year in which he incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Plan otherwise would restore.

        For purposes of applying the restoration provisions described herein, the Plan shall treat a Participant who was zero percent vested at the time of his or her Separation from Service as having repaid his or her deemed Cash-Out Distribution on the first date of such Participant's re-employment with the Employer.

        (B) Time and Method of Restoration. If neither of the two conditions preventing restoration of the Participant's Accrued Benefit applies, the Plan shall restore the Participant's Accrued Benefit as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Accrued Benefit, the Plan, to the extent necessary, shall allocate to the Participant's Account:

             (1) First, the amount, if any, of Participant forfeitures the Plan would otherwise allocate under Section 3.05;

             (2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and

             (3) Third, the Employer contribution for the Plan Year to the extent made under a discretionary formula.

        To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Plan to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Section 3.01, the additional amount necessary to enable the Plan to make the required restoration. If, for a particular Plan Year, the Plan must restore the Accrued Benefit of more than one re-employed Participant, then the Plan shall make the restoration allocation(s) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan Year of all re-employed Participants. The Plan shall not take into account the allocation under this Section 5.04 in applying the limitation on allocations under Part 2 of Article III.

        5.05 SEGREGATED ACCOUNT FOR REPAID AMOUNT. Until the Plan restores the Participant's Accrued Benefit, as described in Section 5.04, the Trustee shall invest the cash-out amount the Participant has repaid in a segregated Account maintained solely for that Participant. The Trustee shall invest the amount in the Participant's segregated Account in Federally insured interest bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. Until commingled with the balance of the Trust Fund on the date the Plan restores the Participant's Accrued Benefit, the Participant's segregated Account remains a part of the Trust, but it alone shares in any income it earns and it alone bears any expense or loss it incurs. The Plan Administrative Committee shall direct the Trustee to repay to the Participant as soon as is administratively practicable the full amount of the Participant's segregated Account if the Plan Administrative Committee determines either of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment.

        5.06 FORFEITURE BREAK IN SERVICE. For the sole purpose of determining a Participant's Nonforfeitable percentage of his Accrued Benefit derived from Employer contributions which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Continuous Service after the Participant first incurs a Forfeiture Break in Service.

        5.07 FORFEITURE OCCURS. A Participant's forfeiture, if any, of his Accrued Benefit derived from Employer contributions occurs under the Plan on the earlier of:

             (a) The last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service; or

             (b) The last day of the Plan Year in which occurs the date the Participant receives a Cash-Out Distribution.

        The Plan determines the percentage of a Participant's Accrued Benefit forfeiture, if any, under this Section 5.07 solely by reference to the vesting schedule of Section 5.03. A Participant shall not forfeit any portion of his Accrued Benefit for any other reason or cause except as expressly provided by this Section 5.07 or as provided under Section 6.06.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *




                                   ARTICLE VI
                              PARTICIPANT ACCOUNTS

        6.01 INDIVIDUAL ACCOUNTS. The Trustee shall maintain a separate Account, or multiple separate Accounts, in the name of each Participant to reflect the Participant's Accrued Benefit under the Plan: one Account designated as the Employer Securities Account to reflect a Participant's interest in Employer Securities held by the Trust and another Account designated as the General Investments Account to reflect the Participant's interest in the Trust Fund attributable to assets other than Employer Securities. If a Participant re-enters the Plan subsequent to his having a Forfeiture Break in Service (as defined in Section 5.06), the Trustee shall maintain a separate Account for the Participant's pre-Forfeiture Break in Service Accrued Benefit and a separate Account for his post-Forfeiture Break in Service Accrued Benefit unless the Participant's entire Accrued Benefit under the Plan is 100% Nonforfeitable. The Trustee shall make its allocations to the Accounts of the Participants in accordance with the provisions of Section 6.03. The Trustee may maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations under Section 6.03.

        6.02 VALUE OF PARTICIPANT'S ACCRUED BENEFIT. The value of each Participant's Accrued Benefit consists of that proportion of the net worth (at fair market value) of the Trust Fund which the net credit balance in his Account bears to the total net credit balance in the Accounts of all Participants. For purposes of a distribution under the Plan, a Participant's Accrued Benefit is the balance of the Participant's Account(s) as of the Accounting Date immediately preceding the date of the distribution.

        6.03 ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. A "valuation date" under the Plan is each Accounting Date. As of each Accounting Date, the Trustee shall adjust the Accounts as provided in this Section 6.03. The valuation period is the period beginning the day after the last Accounting Date and ending on the current Accounting Date.

        (A) EMPLOYER SECURITIES ACCOUNT. As of each Accounting Date, the Trustee first shall reduce Employer Securities Accounts for any forfeitures arising under Section 5.07 and for amounts charged during the period to such Accounts in accordance with Section 6.05. The Trustee then shall credit the Employer Securities Account maintained for each Participant with the Participant's allocable share of Employer Securities (including fractional shares) purchased and paid for by the Trust or contributed in kind to the Trust, any forfeitures of Employer Securities, and any stock dividends on Employer Securities allocated to his Employer Securities Account. Notwithstanding the foregoing: (i) The Trustee shall allocate Employer Securities acquired with an Exempt Loan under
Section 8.03(B) in accordance with that Section. (ii) If a cash dividend is paid with respect to Employer Securities allocated to a Participant's Employer Securities Account, and if such cash dividend is used by the Trustee to pay principal or interest on an Exempt Loan, then the Trustee shall allocate to the Employer Securities Account of each such Participant Employer Securities with a fair market value of not less than the amount of such dividends which are attributable to the Employer Securities allocated to such Employer Securities Account. Except as otherwise specifically provided in Section 8.03(B), the Trustee shall base allocations to the Participants' Accounts on dollar values expressed as shares of Employer Securities or on the basis of actual shares where there is a single class of Employer Securities. In making a forfeiture reduction under this Section 6.03, the Trustee, to the extent possible, shall first forfeit from a Participant's General Investments Account before making a forfeiture from his Employer Securities Account.

        (B) GENERAL INVESTMENTS ACCOUNT.

        (1) GENERAL. The allocation provisions of this paragraph apply to all Participant General Investment Accounts other than segregated investment Accounts. The Trustee first shall adjust the Participant General Investment Accounts by reducing such Accounts for any forfeitures arising under Section
5.07 and for amounts charged during the valuation period to such Accounts in accordance with Section 6.05. The Trustee then, subject to the restoration allocation requirements of Section 5.04, shall allocate the net income, gain or loss pro rata to the adjusted Participant General Investment Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets in which such Accounts were invested, since the last Accounting Date. In making its allocations under this Section 6.03 (B), the Trustee shall exclude Employer Securities allocated to Employer Securities Accounts; Employer Securities held in a suspense account described in Section 8.03(B); except as otherwise provided under Additional Rules in this Section 6.03(B) below, any dividends or other proceeds with respect to Employer Securities held in a suspense account described in Section 8.03(B); stock dividends on allocated Employer
Securities; and interest paid by the Trust on an Exempt Loan. The Trustee shall include as income (available for payment on an Exempt Loan) any cash dividends on Employer Securities allocated to Employer Securities Accounts, except cash dividends which the Company has directed the Trustee to distribute in accordance with the immediately following sentence and cash dividends applied by the Trustee towards the payment of an Exempt Loan. Notwithstanding the preceding provisions of this Section 6.03, the Trustee, if directed in writing by the Company shall pay directly to Participants, in cash, any cash dividends on Employer Securities allocated, or allocable to Participants Employer Securities Accounts, irrespective of whether a Participant is fully vested in his Employer Securities Account. The Company's direction shall state whether the Trustee is to pay the cash dividend distributions currently, or within the 90-day period following the close of the Plan Year in which the Employer pays the dividends to the Trust.

        (2) DIVIDENDS ON EMPLOYER SECURITIES. The Trustee shall allocate any cash dividends with respect to Employer Securities allocated to Employer Securities Accounts to the General Investments Accounts of Participants in the same ratio, determined on the dividend declaration date, that the Employer Securities allocated to a Participant's Employer Securities Account bears to the Employer Securities allocated to all Employer Securities Accounts. The Trustee shall not allocate to the General Investments Accounts any such cash dividends the Company directs the Trustee to apply to the payment of an Exempt Loan nor any such cash dividends the Company directs the Trustee to distribute in accordance with this Section 6.03(B). If the Company directs the Trustee to apply cash dividends on Employer Securities to the payment of an Exempt Loan, the Trustee shall allocate the released Employer Securities as described in
Section 6.03(A) and Section 8.03(B).

        (3) SEGREGATED INVESTMENT ACCOUNTS. Any segregated investment Account receives all income it earns and bears all expense or loss it incurs. As of the Accounting Date, the Trustee shall reduce a segregated Account for any forfeiture arising under Section 5.07 after the Trustee has made all other allocations, changes or adjustments to the Account for the Plan Year.

        (4) ADDITIONAL RULES. In the event the Trustee shall sell Employer Securities held in the Trust, then (i) any income, gain or loss realized with respect to the Employer Securities allocated to Participants' Employer Securities Accounts shall be allocated as trust income, gain or loss to each Participant pro rata in accordance with such Participants' Employer Securities Accounts as of the last day of the calendar month preceding the month in which the sale occurred; and (ii) any income, gain or loss realized with respect to Employer Securities held in the suspense account described in Section 8.03(B) shall be treated as trust income, gain or loss and, after the payment of any Exempt Loans and any expense described in
Section 8.05, shall be allocated among Participants pro rata in the proportion that each Participant's Account bears to the total of all Participants' Accounts as of the Accounting Date immediately preceding the date on which the sale or other disposition occurred.

        An Excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this
Section 6.03(B).

        6.04 INDIVIDUAL STATEMENT. As soon as practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Trustee shall deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his Accrued Benefit in the Trust as of that date and such other information ERISA requires be furnished the Participant or Beneficiary. No Participant, except a member of the Plan Administrative Committee, has the right to inspect the records reflecting the Account of any other Participant.

        6.05 ACCOUNT CHARGED. The Trustee shall charge a Participant's Account for all distributions made from that Account to the Participant, or to his Beneficiary or to an alternate payee. The Trustee also shall charge a Participant's Account for any administrative expenses incurred by the Plan specifically related to that Account.

        6.06 UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require either the Trustee or the Plan Administrative Committee to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. At the time the Participant's or Beneficiary's benefit becomes distributable under Article VII, the Plan Administrative Committee, by certified or registered mail addressed to his last known address of record with the Plan Administrative Committee or the Employer, must notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. The notice must quote the provisions of this
Section 6.06 and otherwise must comply with the notice requirements of Article
VII. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Plan Administrative Committee within six months from the date of mailing of the notice, the Plan Administrative Committee may direct the Trustee to segregate the Participant's unclaimed Accrued Benefit in a segregated Account in the name of the Participant or Beneficiary. The Plan Administrative Committee shall then notify the Social Security Administration of the Participant's (or Beneficiary's) failure to claim the distribution to which he is entitled and request the Social Security Administration to notify the Participant (or Beneficiary) in accordance with the procedures it has established for this purpose. The segregated Account is entitled to all income it earns and bears all expense or loss it incurs.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *


                                  ARTICLE VII
                     TIME AND METHOD OF PAYMENT OF BENEFITS

        7.01 TIME OF PAYMENT OF ACCRUED BENEFIT. The Plan Administrative Committee shall direct the Trustee to commence distribution of a Participant's Nonforfeitable Accrued Benefit in accordance with this Article VII. A Participant must consent, in writing, to any distribution to the Participant required under this Article VII other than a distribution as of the Participant's Required Beginning Date. If a Participant who is required to consent to distribution as of a particular Distribution Date does not consent, distribution will be made to him (if living) as of the next succeeding Distribution Date in advance of and as to which he has consented to distribution.

        (A) Separation From Service for a Reason Other Than Death. If the Participant's Separation From Service is for any reason other than death, the Plan Administrative Committee shall direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit on the applicable Distribution Date following the determination by the Plan Administrative Committee of the Participant's Separation from Service.

        (B) Required Beginning Date. If any Distribution Date described under Paragraph (A) of this Section 7.01, either by Plan provision or by Participant election (or nonelection), is later than the Participant's Required Beginning Date, the Plan Administrative Committee instead shall direct the Trustee to make distribution on the Participant's Required Beginning Date.

        (C) Death of the Participant. The Plan Administrative Committee shall direct the Trustee, in accordance with this Section 7.01(C), to distribute to the Participant' Beneficiary the Participant's unpaid Nonforfeitable Accrued Benefit. The Plan Administrative Committee shall direct the Trustee to distribute the deceased Participant's unpaid Nonforfeitable Accrued Benefit in the absence of an election by the Beneficiary of a later Distribution Date, no later than the Distribution Date following the Participant's death, or, if later, the Distribution Date following the date the Plan Administrative Committee receives notification of or otherwise confirms the Participant's death. The method of distribution to the Participant's Beneficiary must satisfy Code Section 401(a)(9) and the applicable Treasury regulations. If the Participant's death occurs prior to his Required Beginning Date, the method of payment to the Beneficiary must provide for payment to the Beneficiary no later than the Distribution Date immediately following the close of the calendar year in which the Participant's death occurred or, if later, and the Beneficiary is the Participant's surviving spouse, the Distribution Date occurring in the calendar year in which the Participant would have attained age 70 1/2. Upon the Beneficiary's written request, the Plan Administrative Committee shall direct the Trustee to make payment of the Participant's unpaid Nonforfeitable Accrued Benefit as of the next Distribution Date following the effective date of that request.

        7.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. Payment of a Participant's Nonforfeitable Accrued Benefit shall be made to the Participant or Beneficiary in one single-sum distribution. The Trustee shall make all distributions of benefits under the Plan in Employer Securities. The Trustee may apply any balance in a Participant's General Investments Account to provide shares of Employer Securities for distribution at Fair Market Value. If, however, the applicable charter or bylaws restrict ownership of substantially all shares of Employer Securities to Employees and the Trust, as described in Code Section 409(h)(2), the Trustee shall make the distribution of a Participant's Accrued Benefit entirely in cash.

        7.03 BENEFIT ELECTIONS. Not earlier than 90 days, but not later than 30 days, before a Participant's or Beneficiary's Annuity Starting Date, the Plan Administrative Committee must provide a benefit notice to a Participant or Beneficiary who is eligible to make an election under Section 7.01. The benefit notice must explain the form of benefit distribution available under the Plan and the Participant's or Beneficiary's right to defer distribution.

        If a Participant or Beneficiary makes a valid election prescribed by this Section 7.03, the Plan Administrative Committee shall direct the Trustee to distribute the Participant's Nonforfeitable Accrued Benefit in accordance with the election. The Participant or Beneficiary must make an election under this
Section 7.03 by filing his election form with the Plan Administrative Committee before the Trustee otherwise would commence to pay a Participant's Accrued Benefit in accordance with the requirements of this Article VII.

        7.04 DISTRIBUTIONS UNDER DOMESTIC RELATIONS ORDERS. Nothing contained in the Plan prevents the Trustee, in accordance with the direction of the Plan Administrative Committee, from complying with the provisions of a qualified domestic relations order (as defined in Code Section 414(p)). The Plan does not, however, permit distribution to an alternate payee under a qualified domestic relations order irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan.

        The Plan Administrative Committee must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrative Committee promptly shall notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrative Committee must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of its determination. The Plan Administrative Committee must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations.

        If any portion of the Participant's Nonforfeitable Accrued Benefit is payable during the period the Plan Administrative Committee is making its determination of the qualified status of the domestic relations order, the Plan Administrative Committee must make a separate accounting of the amounts payable. If the Plan Administrative Committee determines the order is a qualified domestic relations order within 18 months of the date amounts first are payable following receipt of the order, the Plan Administrative Committee shall direct the Trustee to distribute the payable amounts in accordance with the order. If the Plan Administrative Committee does not make its determination of the qualified status of the order within the 18-month determination period, the Plan Administrative Committee shall direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and shall apply the order prospectively if the Plan Administrative Committee later determines the order is a qualified domestic relations order.

        To the extent it is not inconsistent with the provisions of the qualified domestic relations order, the Plan Administrative Committee may direct the Trustee to invest any partitioned amount in a segregated subaccount or separate account and to invest the account in Federally insured, interest-bearing savings account(s) or time deposit(s) (or a combination of both), or in other fixed income investments. A segregated subaccount remains a part of the Trust, but it alone shares in any income it earns, and it alone bears any expense or loss it incurs. The Trustee shall make any payments or distributions required under this Section 7.04 by separate benefit checks or other separate distribution to the alternate payee(s).

        7.05 PUT OPTION. The Employer shall issue a "put option" to each Participant or Beneficiary receiving a distribution of Employer Securities from the Trust that are not readily tradable on an established market. The put option shall be exercisable only by the Participant or Beneficiary, or by a person (including an estate or its distributee) to whom the Employer Securities pass by reason of a Participant's death and shall permit a person who may exercise the put to sell the Employer Securities to the Employer, at the current Fair Market Value, for a period of at least 60 days following the date of distribution of such Employer Securities to the Participant or Beneficiary, and if the put option is not exercised within such 60-day period, for an additional period of at least 60 days in the following Plan Year; provided, however, that such 60-day period shall exclude any period during which the Employer is prohibited from honoring the put option by applicable Federal or State law. If a put option is exercised, the Employer must purchase the Employer Securities at Fair Market Value upon the terms provided under Section 7.06. The Employer may grant the Trust an option to assume the Employer's rights and obligations at the time a Participant or Beneficiary exercises an option under this Section 7.05.

        7.06 PAYMENT OF PURCHASE PRICE. If the Employer or the Trustee purchases Employer Securities pursuant to Section 7.05, the purchaser(s) must make payment in a single sum or, if the distribution to the Participant or Beneficiary constitutes a Total Distribution, the purchaser must make payment in a single sum or in substantially equal installments, not less frequently than annually, over a period beginning not later than 30 days after the exercise of the put option and not exceeding five years. A "Total Distribution" to a Participant or Beneficiary is a distribution, within one taxable year of the recipient, of the entire balance to the recipient's credit under the Plan. In the case of a distribution which is not a Total Distribution or which is a Total Distribution with respect to which the purchaser(s) shall make payment in a single sum, the purchaser(s) must pay the Fair Market Value of the Employer Securities repurchased no later than 30 days after the date the put option is exercised. In the case of a Total Distribution with respect to which the purchaser(s) shall make installment payments, the purchaser(s) must make the first installment payment no later than 30 days after the put option is exercised. For installment amounts not paid within 30 days of the exercise of the put option, the purchaser(s) must evidence the balance of the purchase price by executing a promissory note, delivered to the seller at the Closing. The note delivered at Closing must bear a reasonable rate of interest, determined as of the Closing Date, and the purchaser(s) must provide adequate security. The note must provide for equal annual installments with interest payable with each installment, the first installment being due and payable one year after the Closing Date. The note further must provide for acceleration in the event of 30 days' default in the payment of interest or principal and must grant to the maker of the note the right to prepay the note in whole or in part at any time or times without penalty; provided, however, the purchaser(s) may not have the right to make any prepayment during the calendar year or fiscal year of the seller in which the Closing Date occurs.

        7.07 RESTRICTION ON EMPLOYER SECURITIES. Except upon the prior written consent of the Company, no Participant or Beneficiary may sell, assign, give, pledge, encumber, transfer or otherwise dispose of any Employer Securities distributed from the Plan without complying with the terms of Section 7.08. If a Participant or Beneficiary pledges or encumbers any Employer Securities with the required prior written consent, any security holder's rights with respect to such Employer Securities are subordinate and subject to the rights of the Company.

        7.08 RIGHT OF FIRST REFUSAL. If any Participant or Beneficiary who receives Employer Securities under the Plan that are not at the time of distribution to the Participant or Beneficiary readily tradable on an established market desires to dispose of any such Employer Securities for any reason during his lifetime (whether by sale, assignment, gift or any other method of transfer), or upon the death of a Participant or Beneficiary, the Employer Securities with respect to such Participant or Beneficiary must first be offered by written notice to the Company and the Plan for sale to the Company and the Plan.

        In a case of an offer by a third party, the offer to the Company and the Plan is subject to the terms and conditions set forth in Section 7.06 based on price equal to Fair Market Value per share and payable in accordance with the terms of Section 7.06 unless the selling price and terms offered by the third party are more favorable to the seller than the selling price and terms of
Section 7.06, in which event the selling price and terms of the offer of the third party apply. In the case of any other proposed transfer, the offer to the Company and the Plan is subject to the terms and conditions set forth in Section
7.06 based on price equal to Fair Market Value per share and payable in accordance with the terms of Section 7.06.

        The Company or the Plan, as appropriate, must give written notice to the offering Participant or Beneficiary of its acceptance of the Participant's or Beneficiary's offer within 14 days after the Participant or Beneficiary has, given written notice to the Company and the Plan or the Company's and Plan s rights under this Section 7.08 shall lapse. In the event of the death of a Participant or Beneficiary, the right of the Employer or the Plan to purchase the Employer Securities may be exercised by written notice to the representatives of the Participant's or Beneficiary's estate delivered within 14 days after the Company receives written notice of the Participant's or Beneficiary's death and the identity and address of the representatives of the Participant's or Beneficiary's estate.

        Whenever both the Company and the Plan desire to purchase Employer Securities under this Section 7.08, the Company shall have the first right to purchase the Employer Securities and the Plan shall have the right to purchase any Employer Securities not purchased by the Company.

        The Company may grant the Trust the option to assume the Company's rights and obligations with respect to all or any part of the Employer Securities offered to the Company under this Section 7.08.

        To the extent directed in writing by the Company to do so, the Trustee shall require a Participant or Beneficiary entitled to a distribution of Employer Securities to execute an appropriate stock transfer agreement (evidencing the right of first refusal) prior to receiving a certificate for Employer Securities. All Employer Securities shall bear a legend referring to the restrictions on transfer set forth in this Article.

        7.09 NOTICE. A person has given Notice permitted or required under this
Article VII when the person deposits the Notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for him in the records of the Plan Administrative Committee. Any person affected by this Article VII has the obligation of notifying the Plan Administrative Committee of any change of address.

        7.10 ROLLOVER REQUIREMENTS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrative Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *

                                  ARTICLE VIII
                               TRUSTEE PROVISIONS

        8.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed upon it hereunder. The Trustee shall provide bond for the faithful performance of its duties under the Trust only to the extent (if any) required by ERISA.

        8.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the funds contributed to it by the Employer, but does not have any duty to see that the contributions received comply with the provisions of the Plan or any other contract or agreement. The Trustee is not obliged to collect any contributions from the Employer, nor is the Trustee obliged to see that funds deposited with it are deposited according to the provisions of the Plan.

        8.03 FULL INVESTMENT POWERS.

        (A) Trustee Powers. Subject to the investment guidelines in the two sentences immediately following this sentence, the Trustee has full discretion and authority with regard to the investment of the Trust Fund, except to the extent a Plan asset is subject to Participant direction as provided in the Plan. The Trust Fund shall be invested by the Trustee primarily (or exclusively) in Employer Securities. The Trustee shall coordinate its investment policy with Plan financial needs as communicated to it by the Plan Administrative Committee. Subject to the foregoing, the Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

             (a) To acquire and to hold up to 100% of the Trust Fund in Employer Securities and to invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, put and call options traded on a national exchange, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.
     S. Treasury bills, U. S. Treasury notes and other direct or indirect obligations of the United States Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, and to buy or sell options of common stock on a nationally recognized exchange with or without holding the underlying common stock, and to make any other investments the Trustee deems appropriate, as a prudent man would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind, with the exception of Employer Securities, constituting a diversification considered by law suitable for trust investments.

             (b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.

             (c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code Section 414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code Section 584, or in a collective investment fund, including, without limitation, the Society National Bank Multiple Investment Trust for Employee Benefit Trusts and the Society National Bank EB Managed Guaranteed Investment Contract Fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee (or its affiliate, as defined in Code Section 1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.

             (d) To purchase, manage, sell, convey, exchange, transfer, contract to sell, convey, exchange or transfer (whether pursuant to sale, exchange, merger, reorganization or otherwise), abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such consideration and on such terms and conditions as the Trustee decides.

             (e) To enter into any contract for the sale or other disposition of property held by the Trust, including Employer Securities, and to enter into any contract pursuant to which the Employer would be reorganized, recapitalized, consolidated with or merged with or into another entity, and to do and perform any and all acts and to execute any necessary documents associated therewith.

             (f) To make distributions of benefits as directed by the Plan Administrative Committee. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or as to the manner of making any payment or distribution.

             (g) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.

             (h) To compromise, contest arbitrate or abandon claims and demands, in its discretion.

             (i) Subject to the provisions of Section 8.14 and Section 8.15, to have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights.

             (j) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.

             (k) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.

             (l) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.

             (m) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction.

             (n) To file all tax returns required of the Trustee.

             (o) To furnish to the Employer, the Plan Administrator and the Plan Administrative Committee an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer, the Plan Administrator and the Plan Administrative Committee, except as to any act or transaction concerning which the Employer, the Plan Administrator or the Plan Administrative Committee files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.

             (p) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan and Trust, except that the Trustee is not obliged or required to do so unless indemnified to its satisfaction.

             (q) Subject to the provisions of Section 8.14 and Section 8.15, to vote all voting stock held by the Trust Fund.

             (r) At the direction of the Company, to apply any cash dividends with respect to Employer Securities toward the payment of an Exempt Loan, and at the direction of the Company, to distribute cash dividends with respect to Employer Securities in accordance with Section 6.03.

        (B) EXEMPT LOAN. This Section 8.03(B) specifically authorizes the Trustee to enter into an Exempt Loan transaction. The following terms and conditions shall apply to any Exempt Loan.

             (a) The Trustee shall use the proceeds of the loan within a reasonable time after receipt only for any or all of the following purposes: (i) to acquire Employer Securities, (ii) to repay such loan, or
     (iii) to repay a prior Exempt Loan. Except as provided under Article VII, no Employer Security acquired with the proceeds of an Exempt Loan may be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from this Plan, whether or not the Plan is then an employee stock ownership plan, and except that such Employer Securities while held by the Plan may be subject to a right of first refusal that is permissible under Treas. Reg. Section 54.4975-7(b)(9).

             (b) The interest rate of the loan may not be more than a reasonable rate of interest.

             (c) Any collateral the Trustee pledges to the creditor must consist only of the assets purchased by the borrowed funds and those assets the Trust used as collateral on the prior Exempt Loan repaid with the proceeds of the current Exempt Loan,

             (d) The creditor may have no recourse against the Trust under the loan except with respect to such collateral given for the loan; contributions (other than contributions of Employer Securities) that the Employer makes to the Trust to meet obligations under the loan, and earnings attributable to such collateral and the investment of such contributions. The payment made with respect to an Exempt Loan by the Plan during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings, and cash dividends on Employer Securities that the Company directs the Trustee to apply to the payment of the loan, received during or prior to the year less such payments in prior years. The Trustee shall account separately for such contributions and earnings, and such cash dividends, in the books of account of the Plan until the Trust repays the loan.

             (e) In the event of default upon the loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of the default, and if the lender is a Disqualified Person, the loan must provide for transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the loan.

             (f) The Trustee shall add and maintain all assets acquired with the proceeds of an Exempt Loan in a suspense account. In withdrawing assets from the suspense account, the Trustee shall apply the provisions of Treas. Reg. Sections 54.4975-7(b)(8) and (15) as if all securities in the suspense account were encumbered. Upon the payment of any portion of the loan, the Trustee shall effect the release of assets in the suspense account from encumbrance. For each Plan Year during the duration of the loan, the number of Employer Securities released must equal the number of encumbered Employer Securities held immediately before release for the current Plan Year multiplied by a fraction. The numerator of the fraction is the amount of principal and interest paid for the Plan Year. The denominator of the fraction is the sum of the numerator plus the principal and interest to be paid for all future Plan Years. The number of future Plan Years under the loan must be definitely ascertainable and must be determined without taking into account any possible extension or renewal periods. If the interest rate under the loan is variable, the interest to be paid in future Plan Years must be computed by using the interest rate applicable as of the end of the Plan Year. If collateral includes more than one class of Employer Securities, the number of Employer Securities of each class to be released for a Plan Year must be determined by applying the same fraction to each such class. Notwithstanding the foregoing, at the written direction of the Company prior to the first payment of principal or interest on an exempt Loan, the number of Employer Securities to be released from encumbrance shall be determined solely with reference to principal payments. However, if the Company so directs that release is to be determined with reference to principal payments only, the following three provisions shall apply: (i) The loan must provide for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years. (ii) Interest included in any payment shall be disregarded only to the extent that it would be determined to be interest under standard loan amortization tables. (iii) The principal only release method shall not apply from the time that, by reason of a renewal, extension, or refinancing, the sum of the expired duration of the loan, the renewal period, the extension period, and the duration of the new exempt loan exceeds ten years. Except as provided in Section 6.03 hereof, the Trustee shall allocate assets withdrawn from the suspense account to the Accounts of Participants who are eligible under Section 3.04 to share in the allocation of the Employer's contribution for the Plan Year for Which the Trustee has paid the portion of the loan resulting in the release or the assets. The Trustee consistently shall make this allocation as of each Accounting Date on the basis of non-monetary units representing Participant's interests in assets withdrawn from the suspense account, with each eligible Participant's share of the allocations being in the same proportion to each other eligible Participant's share of the allocation that would have resulted had the assets withdrawn from the suspense account been Employer contributions under Section 3.04.

             (g) The loan must be for a specific term and may not be payable at the demand of any person except in the case of default.

             (h) Notwithstanding the fact the Plan ceases to be an employee stock ownership plan, Employer Securities acquired with the proceeds of an exempt loan shall continue after the Trustee repays the loan to be subject to the provisions of Treas. Reg. Sections 54.4975-7(b)(4), (10), (11) and
     (12) relating to put, call or other options and to buy-sell or similar arrangements, except to the extent these regulations are inconsistent with Code Section 409(h).

             (i) In the event that the Trustee is unable to make payments of principal and/or interest on an Exempt Loan when due, the Trustee may sell any Leveraged Employer Securities that have not yet been allocated to Participants' Employer Securities Accounts or obtain another Exempt Loan in an amount sufficient to make such payments.

        8.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator, Plan Administrative Committee and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Company, Plan Administrator or Plan Administrative Committee may specify in writing. The Trustee must furnish the Plan Administrator or Plan Administrative Committee with whatever information relating to the Trust Fund the Plan Administrator or Plan Administrative Committee reasonably considers necessary.

        8.05 FEES AND EXPENSES FROM FUND. The Trustee shall receive from the Employer reasonable annual compensation as may be agreed upon from time to time between the Company and the Trustee, except that no person who is receiving full pay from the Employer may receive compensation for services as Trustee. The Employer shall pay all reasonable expenses of administering the Plan and Trust, but to the extent the Employer shall fail to pay such compensation and expenses the same shall be paid by the Trustee from the Trust Fund. Any such compensation or expense paid, directly or indirectly, by the Employer shall not constitute an Employer contribution to the Plan.

        8.06 PARTIES TO LITIGATION. Except as otherwise provided. by ERISA, no Participant or Beneficiary is a necessary party or is required to receive notice of process in any court proceeding involving the Plan, the Trust Fund or any fiduciary of the Plan. Any final judgment entered in any proceeding shall be conclusive upon the Employer, the Plan Administrator, the Plan Administrative Committee, the Trustee, Participants and Beneficiaries.

        8.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

        8.08 DISTRIBUTION DIRECTIONS. If no one claims a payment or distribution made from the Trust, the Trustee must promptly notify the Plan Administrative Committee and then dispose of the payment in accordance with the subsequent direction of the Plan Administrative Committee.

        8.09 THIRD PARTY/MULTIPLE TRUSTEES. No person dealing with the Trustee is obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan shall be conclusive in favor of any person relying on the certificate. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or investment of the Trust Fund or any portion of the Trust Fund wIth respect to which such persons act as Trustee. However, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.

        8.10 RESIGNATION. The Trustee may resign its position at any time by giving 30 days' written notice in advance to the company and to the Plan Administrative Committee. If the Board of Directors of the Company, fails to appoint a successor Trustee within 60 days of its receipt of the Trustee's written notice of resignation, the Trustee may treat the Company as having appointed itself as Trustee and as having filed its acceptance of appointment with the former Trustee.

        8.11 REMOVAL. The Board of Directors of the Company, by giving 30 days' written notice in advance to the Trustee, may remove any Trustee. In the event of the resignation or removal of a Trustee, the Board of Directors of the Company shall appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons shall act as the Trustee.

        8.12 INTERIM DUTIES AND SUCCESSOR TRUSTEE. Each successor Trustee succeeds to the title to the Trust vested in his predecessor by accepting in writing his appointment as successor Trustee and filing the acceptance with the former Trustee, the Company, and the Plan Administrative Committee without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under this Agreement upon his predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Company and the Plan Administrative Committee, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without incurring any liability or responsibility for so doing.

        8.13 VALUATIONS. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's
Accrued Benefit in the Trust. Fair Market Value and all valuations of Employer Securities which are not readily tradeable on an established securities market with respect to activities carried on by the Plan shall be performed by an independent appraiser meeting requirements similar to those prescribed by Treasury regulations under Code
Section 170 (a)(1) selected by the Trustee.


        8.14 TENDER OFFERS. Except as otherwise expressly provided in the Plan, the Trustee shall not sell, alienate, encumber, pledge, transfer or otherwise dispose of or tender or withdraw, any Employer Securities held by it under the Plan. All tender or exchange decisions with respect to Employer Securities shall be made by the Trustee only as directed by the Participants (and Beneficiaries), acting in their capacity as named fiduciaries (within the meaning of Section 402 of ERISA), in accordance with the following provisions of this Section 8.14. The number of shares of Employer Securities credited to a Participant's Employer Securities Account shall be determined as of the most recent Accounting Date for which information is readily available. In the event the Trustee holds Employer Securities under the Plan, but no Employer Securities are then credited to any Participant's Employer Securities Account, then, solely for purposes of this
Section 8.14, each person who on the date the offer referred to in this Section
8.14 is received by the Trustee is an Employee who, if such Employee remained an Employee (in the same status) until the immediately following Accounting Date, would be entitled to an allocation under Section 3.06 shall be deemed to have one share of Employer Securities allocated to his Participant Employer Securities Account.

        (a) In the event an offer shall be received by the Trustee (including a tender offer for shares of Employer Securities subject to Section 14(d)(1) of the Securities Exchange Act of 1934 or subject to Rule 13e-4 promulgated under such Act, as those provisions may from time to time be amended) to purchase or exchange any Employer Securities held by the Trustee, the Trustee shall advise each Participant who has shares of Employer Securities credited to his Employer Securities Account in writing of the terms of the offer as soon as practicable after its commencement and shall furnish each Participant with a form by which he may instruct the Trustee confidentially whether or not to tender or exchange shares of Employer Securities credited to such Participant's Employer Securities Account and, separately, based on shares of Employer Securities credited to such Participant's Employer Securities Account, a proportionate share of any Non-Directed Shares and any Unallocated Shares held by the Trustee (including fractional shares to 1/1000th of a share). The materials furnished to the Participants shall include:

                (1) a notice from the Trustee explaining Participants' rights to instruct the Trustee with respect to shares of Employer Securities credited to their Employer Securities Accounts, and, separately, with respect to Non-Directed Shares and Unallocated Shares, as provided herein; and

                (2) such related documents as are prepared by any person and provided to the shareholders pursuant to the Securities Exchange Act of 1934.

The Company and the Trustee may also provide Participants with such other material concerning the tender or exchange offer as the Trustee or the Company in their discretion determine to be appropriate; provided, however, that prior to any distribution to Participants of materials by the Company, the Trustee shall be furnished with complete copies of all such materials. The Company shall cooperate with the Trustee to insure that Participants receive the requisite information in a timely manner.

        (b) Each Participant who has shares of Employer Securities credited to his Employer Securities Account, as a named fiduciary (within the meaning of Section 402 of ERISA), shall be entitled to direct the Trustee whether or not to tender or exchange shares of Employer Securities credited to his Employer Securities Account (including fractional shares to 1/1000th of a share). With respect to shares of Employer Securities credited to the Employer Securities Account of a deceased Participant, such Participant's Beneficiary shall be entitled to direct the Trustee whether or not to tender or exchange such shares as if such Beneficiary were the Participant.

        (c) Each Participant who has shares of Employer Securities credited to his Employer Securities Account and who is entitled to direct the Trustee whether or not to tender or exchange shares of Employer Securities credited to his Employer Securities Account, as a named fiduciary (within the meaning of Section 402 of ERISA), shall be entitled to separately direct the Trustee with respect to the tender or exchange of a portion of the Non-Directed Shares and the Unallocated Shares. Such direction shall apply to such number of Non-Directed Shares and Unallocated Shares equal to the total number of Non-Directed Shares and Unallocated Shares multiplied by a fraction, the numerator of which is the number of shares of Employer Securities credited to the Participant's Employer Securities Account and the denominator of which is the total number of shares of Employer Securities credited to the Employer Securities Accounts of all such Participants who have timely provided directions to the Trustee with respect to Non-Directed Shares and Unallocated Shares under this subparagraph (c). Fractional shares shall be rounded to the nearest 1/1000th of a share.

        (d) In the event, under the terms of a tender offer or otherwise, any shares of Employer Securities tendered for sale, exchange or transfer pursuant to such offer may be withdrawn from such offer, the Trustee shall follow such instructions respecting the withdrawal of such shares of Employer
Securities from such offer in the same manner and in the same proportion as shall be timely received by the Trustee from Participants entitled under this
Section 8.14 to give instructions as to the sale, exchange or transfer of shares pursuant to such offer, acting in their capacity as named fiduciaries (within the meaning of Section 402 of ERISA).

        (e) In the event that an offer for fewer than all of the shares of Employer Securities held by the Trustee shall be received by the Trustee, the total number of shares of Employer Securities that the Plan sells, exchanges or transfers pursuant to such offer shall be allocated among Participants' Employer Securities Accounts and any suspense account described in Section 8.03(B) on a pro rata basis in accordance with the directions received from Participants with respect to shares of Employer Securities credited to their Employer Securities Accounts and Non-Directed Shares and Unallocated Shares.

        (f) In the event an offer shall be received by the Trustee and instructions shall be solicited from Participants pursuant to subparagraphs
(a)-(e) of this Section 8.14 regarding such offer, and, prior to the termination of such offer, another offer is received by the Trustee for the shares of Employer Securities subject to the first offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants in their capacity as named fiduciaries (within the meaning of Section 402 of ERISA):

                (1) with respect to shares of Employer Securities tendered for sale, exchange or transfer pursuant to the first offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any shares of Employer Securities so withdrawn for sale, exchange or transfer pursuant to the second offer, and

                (2) with respect to shares of Employer Securities not tendered for sale, exchange or transfer pursuant to the first offer, whether to tender or not to tender such shares of Employer Securities for sale, exchange or transfer pursuant to the second offer.

The Trustee shall follow all such instructions received in a timely manner in the same manner and in the same proportion as provided in subparagraphs (a)-(e) of this Section 8.14. With respect to any further offer for any shares of Employer Securities received by the Trustee and subject to any earlier offer (including successive offers from one or more existing offerors), the Trustee shall act in the same manner as described above in this subparagraph (f).

        (g) A Participant's instructions to the Trustee to tender or exchange shares of Employer Securities shall not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Participant's Account. Funds received in exchange for tendered shares of Employer Securities may be used by the Trustee to purchase other employer securities within the meaning of Section 407(d) of ERISA as soon as practicable. In the interim, the Trustee shall invest such funds in short-term investments permitted under the Plan.

        (h) Subject to any provisions of the Plan to the contrary, in the event the Company or an affiliate of the Company initiates a tender or exchange offer, the Trustee may, in its sole discretion, enter into an agreement with the Company or the affiliate of the Company not to tender or exchange any shares of Employer Securities in such offer, in which event, the foregoing provisions of this Section 8.14 shall have no effect with respect to such offer and the Trustee shall not tender or exchange any shares of Employer Securities in such offer.

        8.15 VOTING OF SHARES. All voting rights on shares of Employer Securities held by the Trustee shall be exercised by the Trustee only as directed by the Participants (and Beneficiaries) acting in their capacity as named fiduciaries (within the meaning of Section 402 of ERISA) in accordance with the following provisions of this Section 8.15. The number of shares of Employer Securities credited to a Participant's Employer Securities Account shall be determined as of the most recent Accounting Date for which information is readily available. In the event the Trustee holds Employer Securities under the Plan, but no Employer Securities are then credited to any Participant's Employers Securities Account, then, solely for purposes of this Section 8.15, each person who on such date as is determined by the Trustee is an Employee who, if such Employee remained an Employee (in the same status) until the immediately following Accounting Date, would be entitled to an allocation under Section 3.06 shall be deemed to have one share of Employer Securities allocated to his Participant Employer Securities Account.

        (a) As soon as practicable before each annual or special shareholders' meeting of the issuer of the Employer Securities, the Trustee shall furnish to each Participant a copy of the proxy solicitation material sent generally to shareholders, together with a form to be returned to the Trustee requesting confidential instructions from the Participant, acting in his capacity as a named fiduciary (within the meaning of Section 402 of ERISA), on how the shares of Employer Securities credited to such

Participant's Employer Securities Account and, separately, a proportionate share (based on the amount of any shares of Employer Securities credited to his Employer Securities Account) of any Non-Directed Shares and Unallocated Shares held by the Trustee (including fractional shares to 1/1000th of a share) are to be voted by the Trustee. The Employer shall cooperate with the Trustee to insure that Participants receive the requisite information in a timely manner. The materials furnished to the Participants shall include a notice from the Trustee explaining each Participant's right to instruct the Trustee with respect to the voting of shares of Employer Securities credited to his Employer Securities Account, and, separately, with respect to Non-Directed Shares and Unallocated Shares. Upon timely receipt of such instructions, the Trustee (after combining votes of fractional shares to give effect to the greatest extent of Participants' instructions) shall vote the shares as instructed.

        (b) With respect to all corporate matters submitted to shareholders, each Participant who has shares credited to his Employer Securities Account, acting as a named fiduciary (within the meaning of Section 402 of ERISA), shall be entitled to direct the voting of shares (including fractional shares to 1/1000th of a share) of Employer Securities credited to his Employer Securities Account. With respect to shares of Employer Securities credited to the Employer Securities Account of a deceased Participant, such Participant's Beneficiary shall be entitled to direct the voting with respect to such shares as if such Beneficiary were the Participant.

        (c) Each Participant who has shares of Employer Securities credited to his Employer Securities Account and who is entitled to vote on any matter presented for a vote by the shareholders, as a named fiduciary (within the meaning of Section 402 of ERISA), shall be entitled to separately direct the Trustee with respect to the vote of a portion of the Non-Directed Shares and the Unallocated Shares. Such direction shall apply to such number of votes equal to the total number of votes attributable to Non-Directed Shares and Unallocated Shares multiplied by a fraction, the numerator of which is the number of shares of Employer Securities credited to the Participant's Employer Securities Account and the denominator of which is the total number of shares credited to the Employer Securities Accounts of all such Participants who have timely provided directions to the Trustee with respect to Non-Directed Shares and Unallocated Shares under this subparagraph (c). Fractional shares shall be rounded to the nearest 1/1000th of a share.

        8.16 CONFIDENTIALITY. Information relating to the purchase, holding, and sale of Shares and the exercise of voting, tender and similar rights with respect to shares of Employer

Securities by Participants and Beneficiaries shall be maintained by the Trustee in accordance with procedures established by the Trustee that are designed to safeguard the confidentiality of such information, except to the extent necessary to comply with federal laws or state laws not preempted by ERISA. It shall be the responsibility of the Trustee to appoint an independent fiduciary to carry out activities relating to any situation which the Trustee determines involves a potential for undue influence upon Participants and Beneficiaries with respect to the direct or indirect exercise of shareholder rights with respect to shares of Employer Securities. For purposes of the preceding sentence, a fiduciary is not independent if the fiduciary is affiliated with or employed by the Employer or any affiliate of the Employer.

        8.17 TRUSTEE'S INDEMNITY. The Employer shall hold harmless and shall indemnify the Trustee for any and all losses, claims, damages, liabilities or expenses whatsoever (including, but not limited to attorneys' fees) resulting from the Trustee's performance of its duties under this Agreement; provided, however, that the Trustee shall not be entitled to be so indemnified to the extent it is determined by a final adjudication by a court of competent jurisdiction that the Trustee has breached its fiduciary duty under ERISA. The Trustee shall be entitled to collect on the indemnity provided by this Section
8.17 only from the Employer, and shall not be entitled to any direct or indirect indemnity payment from assets of the Trust Fund.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *


                                   ARTICLE IX
                       EMPLOYER ADMINISTRATIVE PROVISIONS

        9.01 INFORMATION TO COMMITTEE. The Employer shall supply current information to the Plan Administrative Committee as to the name, date of birth, date of employment, annual compensation, leaves of absence, service and date of termination of employment of each Employee who is, or who shall be eligible to become, a Participant under the Plan, together with any other information which the Plan Administrative Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Plan Administrative Committee are conclusive as to all persons.

        9.02 INDEMNIFICATION OF CERTAIN FIDUCIARIES. The Employer indemnifies and saves harmless the Plan Administrative Committee and each member thereof, from and against any and all loss resulting from liability to which they may be subject by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Plan and Trust, including all expenses reasonably incurred in their defense.

        9.03 AMENDMENT TO VESTING SCHEDULE. Though the Company reserves the right to amend the vesting schedule at any time, the amended vesting schedule shall not apply to reduce the Nonforfeitable percentage of any Participant's Accrued Benefit derived from Employer contributions (determined as of the later of the date the Company adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Nonforfeitable percentage computed under the Plan without regard to the amendment. An amended vesting schedule shall apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new schedule becomes effective.

        If the Company makes a permissible amendment to the vesting schedule, each Participant having at least 3 years of Continuous Service may elect to have the percentage of his Nonforfeitable Accrued Benefit computed under the Plan without regard to the amendment. The Participant must file his election with the Plan Administrative Committee within 60 days of the latest of (a) the Company's adoption of the amendment; (b) the effective date of the amendment; or (c) his receipt of a copy of the amendment. The Plan Administrative Committee, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 9.03 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this Section 9.03, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Nonforfeitable percentage of a Participant's rights to his Employer derived Accrued Benefit.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *


                                   ARTICLE X
                     PARTICIPANT ADMINISTRATIVE PROVISIONS

        10.01 BENEFICIARY DESIGNATION. Each unmarried Participant and each married Participant with a spouse who so consents (as hereinafter provided) may from time to time designate, in writing, any person or persons, contingently or successively, to whom the Trustee shall pay his Nonforfeitable Accrued Benefit in the event of his death. The Plan Administrative Committee shall prescribe the form for the written designation of Beneficiary and upon the Participant's filing the form with the Plan Administrative Committee, the form effectively revokes all designations filed prior to that date by the same Participant; provided however that a married Participant's cancellation of any Beneficiary designation shall be interpreted as a redesignation of such married Participant's spouse as the Participant's Beneficiary, unless the Participant and the Participant's spouse subsequently designate another Beneficiary to receive the Participant's Nonforfeitable Accrued Benefit in the event of such Participant's death.

        Anything contained in the Plan to the contrary notwithstanding, the spouse of a married Participant automatically shall be such married Participant's Beneficiary and shall be entitled to receive the married Participant's Nonforfeitable Accrued Benefit if such married Participant should die before receipt of his Nonforfeitable Accrued Benefit hereunder. No other Beneficiary designation filed by a married Participant shall be effective unless such married Participant's spouse consents to the designation of another Beneficiary in writing, and such consent acknowledges the effect of the spouse's decision to allow the Participant to name another Beneficiary (other then the spouse) to receive the Participant's Nonforfeitable Accrued Benefit in the event of such Participant's death. Such consent may allow the Participant to change the designated Beneficiary without further consent of the spouse and may be irrevocable. The spouse's written consent must be witnessed by a notary public.

        A married Participant, with or without spousal consent, may at any time before his death revoke any previous Beneficiary designation of a non-spouse Beneficiary, thereby effectively redesignating his spouse as his Beneficiary.

        Notwithstanding the above spousal consent requirement, if a Participant establishes to the satisfaction of the Plan Administrative Committee, that a written consent cannot be obtained because there is no spouse or because such spouse cannot be located, a Beneficiary designation filed by such Participant shall be deemed effective under the terms of this Section 10.01.

        10.02 NO BENEFICIARY DESIGNATION/DEATH OF BENEFICIARY. If a Participant fails to name a Beneficiary in accordance with Section 10.01, or if the Beneficiary named by a Participant predeceases him, then the Trustee shall pay the Participant's Nonforfeitable Accrued Benefit in accordance with Article VII in the following order of priority to:

                (a) The Participant's surviving spouse;

                (b) The Participant's surviving children, including adopted children, in equal shares;

                (c) The Participant's surviving parents, in equal shares; or

                (d) The Participant's estate.

        If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Nonforfeitable Accrued Benefit, the Trustee shall pay the remaining Nonforfeitable Accrued Benefit to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise. The Plan Administrative Committee shall direct the Trustee as to the method and to whom the Trustee shall make payment under this Section 10.02.

        10.03 PERSONAL DATA TO COMMITTEE. Each Participant and each Beneficiary of a deceased Participant shall furnish to the Plan Administrative Committee such evidence, data or information as the Plan Administrative Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant shall furnish promptly full, true and complete evidence, data and information when requested by the Plan Administrative Committee, provided the Plan Administrative Committee advises each Participant of the effect of his failure to comply with its request.

        10.04 ADDRESS FOR NOTIFICATION. Each Participant and each Beneficiary of a deceased Participant shall file with the Plan Administrative Committee from time to time, in writing, his post office address and any change of post office address. Any communication, statement or notice addressed to a Participant, or Beneficiary, at his last post office address filed with the Plan Administrative Committee, or as shown on the records of the Employer, binds the Participant, or Beneficiary, for all purposes of this Plan.

        10.05 ASSIGNMENT OR ALIENATION. Subject to Code 414(p) relating to qualified domestic relations orders, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee shall not recognize any such anticipation, assignment or alienation. Furthermore, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

        10.06 NOTICE OF CHANGE IN TERMS. The Plan Administrator, within the time prescribed by ERISA and the applicable regulations, must furnish all Participants and Beneficiaries a summary description of any material amendment to the Plan or notice of discontinuance of the Plan and all other information required by ERISA to be furnished without charge.

        10.07 INFORMATION AVAILABLE. Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, contract or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this Section 10.07 in his office, or in such other place or places as he may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or Beneficiary the Plan Administrator shall furnish him with a copy of any item listed in this Section 10.07. The Plan Administrator may make a reasonable charge to the requesting person for the copy so furnished.

        10.08 APPEAL PROCEDURE FOR DENIAL OF BENEFITS. The Plan Administrative Committee must render a decision on the claim within 90 days of the Claimant's written claim for benefits. The Plan Administrative Committee must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the Plan Administrative Committee has denied. The Plan Administrative Committee notice to the Claimant must set forth:

                (a) The specific reason for the denial;

                (b) Specific references to pertinent Plan provisions on which the Plan Administrative Committee based its denial;

                (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed; and

                (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Plan Administrative Committee within 120 days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Plan Administrative Committee in writing within the 120 day period shall render the Plan Administrative Committee's determination final, binding and conclusive.

        If the Claimant should appeal to the Plan Administrative Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. The Claimant, or his duly authorized representative, may review pertinent Plan documents. The Plan Administrative Committee shall re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrative Committee must advise the Claimant of its decision within 60 days of the Claimant's written request for review, unless special circumstances (such as a hearing) would make the rendering of a decision within the 60-day limit unfeasible, but in no event may the Plan Administrative Committee render a decision respecting a denial for a claim for benefits later than 120 days after its receipt of a request for review.

        The Plan Administrative Committee's notice of denial of benefits must identify the name of each member of the Plan Administrative Committee and the name and address of the Plan Administrative Committee member to whom the Claimant may forward his appeal.

        10.09 DIVERSIFICATION. Each Qualified Participant may direct the Trustee as to a diversification distribution of 25% of the value of the Participant's Eligible Accrued Benefit within 90 days after the Accounting Date of each Plan Year (to the extent a direction amount exceeds the amount to which a prior direction under this Section 10.09 applies) during the Participant's Qualified Election Period. For the last Plan Year in the Participant's Qualified Election Period, the Trustee shall substitute "50%" for "25%" in the immediately preceding sentence. The Qualified Participant must make his direction to the Plan Administrative Committee in writing, and the direction may be effective no later than 180 days after the close of the Plan Year to which the direction applies. Upon receipt of such direction, the Plan Administrative Committee shall direct the Trustee to make distribution to the Participant of the portion of his Eligible Accrued Benefit covered by the election within 90 days after the last day of the period during which the Qualified Participant may make the election. The provisions of the Plan applicable to a distribution of Employer Securities, including the put option requirements of Article XI, shall apply to this distribution.

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *


                                   ARTICLE XI
                         PLAN ADMINISTRATIVE COMMITTEE

        11.01 MEMBERS' COMPENSATION, EXPENSES. The Board of Directors of the Company shall appoint a Plan Administrative Committee. The members of the Plan Administrative Committee may or may not be Participants in the Plan and shall have the powers and duties described in Section 11.04. In the absence of the appointment of a Plan Administrative Committee, the Board of Directors of the Company shall assume the powers, duties and responsibilities of the Plan Administrative Committee. The members of the Plan Administrative Committee shall serve without compensation for services as such, but the Employer shall pay all reasonable expenses of the Plan Administrative Committee, except to the extent the Trust properly pays for such expenses, pursuant to Article VIII.

        11.02 TERM. Each member of the Plan Administrative Committee shall serve until his or her death, incapacity, resignation or removal.

        11.03 POWERS. In case of a vacancy in the membership of the Plan Administrative Committee, the remaining members of the Plan Administrative Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Plan Administrative Committee pending the filling of the vacancy.

        11.04 GENERAL. In addition to those powers and duties set forth elsewhere in the Plan, the Plan Administrative Committee shall have the following powers and duties:

                (a) To select a Secretary, who need not be a member of the Plan Administrative Committee;

                (b) To determine the rights of eligibility of an Employee to participate in the Plan, the value of a Participant's Accrued Benefit and the Nonforfeitable percentage of each Participant's Accrued Benefit;

                (c) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Agreement;

                (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

                (e) To direct the Trustee as respects the identity of Participants and Beneficiaries;

                (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;


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



                (g) To furnish the Employer and the Trustee with information which they require for purposes of the Plan

                (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;

                (i) To prepare or to assist the Trustee with the preparation of such direction statements, disclosure statements or other materials as may be necessary or appropriate in connection with the exercise by Participants of the voting direction rights described in Section 8.15 hereof; and

                (j) To comply with the reporting and disclosure requirements of ERISA as respects the Plan.

        The Plan Administrative Committee shall exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner.

        11.05 MANNER OF ACTION. The decision of a majority of the members of the Plan Administrative Committee shall control. The Plan Administrative Committee shall maintain appropriate records of its activities.

        11.06 AUTHORIZED REPRESENTATIVE. The Plan Administrative Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Plan Administrative Committee must evidence this authority by an instrument signed by all members and filed with the Trustee.

        11.07 INTERESTED MEMBER. No member of the Plan Administrative Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant.


     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *

                                  ARTICLE XII
                                 MISCELLANEOUS

        12.01 EVIDENCE. Anyone required to give evidence under the terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. Both the Plan Administrative Committee and the Trustee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

        12.02 NO RESPONSIBILITY FOR EMPLOYER ACTION. Neither the Trustee nor the Plan Administrative Committee has any obligation or responsibility with respect to any action required by the Plan to be taken by the Employer, any Participant or eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. Furthermore, the Plan does not require the Trustee or the Plan Administrative Committee to collect any contribution required under the Plan, or to determine the correctness of the amount of any Employer contribution. Neither the Trustee nor the Plan Administrative Committee need inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the applicable provisions of ERISA. Any action required of a corporate Employer must be by its Board of Directors or its designate.

        12.03 FIDUCIARIES NOT INSURERS. The Trustee, the Plan Administrative Committee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The Employer does not guarantee the payment of any amount which may be or becomes due to any person from the Trust Fund. The liability to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.

        12.04 WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice, unless the Code or Treasury regulations prescribe the notice or ERISA specifically or impliedly prohibits such a waiver.

        12.05 SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Employer, its successors and assigns, and upon the Trustee, the Plan Administrative Committee, the Plan Administrator and their successors.

        12.06 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural.

        12.07 STATE LAW. To the extent not superseded by Federal law: Ohio law shall determine all questions arising with respect to the provisions of the Plan, except that the law of the state of incorporation of the issuer shall apply with respect to corporate matters pertaining to Employer Securities.

        12.08 EMPLOYMENT NOT GUARANTEED. Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or amendment to the Plan or Trust, or in the creation of any Account, or the payment of any benefit, gives any Employee, Employee-Participant or any Beneficiary any right to continue employment, any legal or equitable right against the Employer, or Employee of the Employer, or against the Trustee, or its agents or employees, or against the Plan Administrator, except as expressly provided by the Plan, the Trust, or ERISA

     *    *    *    *    *    *    *    *    *    *    *    *    *    *   *


                                  ARTICLE XIII
                   EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION

        13.01 EXCLUSIVE BENEFIT. Except as provided under Article III and this
Article XIII, the Employer has no beneficial interest in any asset of the Trust and no part of any asset in the Trust may ever revert to or be repaid to an Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries. However, if the Commissioner of Internal Revenue, upon the Employer's request for initial approval of this Plan, determines that the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then (and only then) the Trustee, upon written notice from the Employer, shall return the Employer's contributions (and increment attributable to the contributions) to the Employer. The Trustee must make the return of the Employer contribution under this Section
13.01 within one year of a final disposition of the Employer's request for initial approval of the Plan. The Employer's Plan and Trust shall terminate upon the Trustee's return of the Employer's contributions.

        13.02 AMENDMENT BY COMPANY. The Company has the right at any time and from time to time to amend this Agreement in any manner it deems necessary or advisable. Except as permitted under Treasury regulations, the Code or ERISA, however, including but not limited to Treas. Reg. Section l.401(a)-2(b) or Code
Section 4980(d)(2)(B), no amendment may authorize or permit any of the Trust Fund (other than the part which is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates and no amendment may cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. The Company also may not make any amendment which affects the rights, duties or responsibilities of the Trustee, the Plan Administrator or the Plan Administrative Committee without the written consent of the affected Trustee, the Plan Administrator or the affected member of the Plan Administrative Committee. The Company shall make all amendments in writing executed by two officers of the Company authorized by the Company's Board of Directors to adopt such amendment to the Plan. Each amendment shall state the date to which it is either retroactively or prospectively effective. An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Accrued Benefit, except to the extent permitted under Code Section 412(c)(8), and may not reduce or eliminate Code
Section 411(d)(6) protected benefits determined immediately prior to the adoption date (or, if later, the effective date) of the amendment. An amendment reduces or eliminates Code Section 411(d)(6) protected benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit.

        13.03 DISCONTINUANCE. The Board of Directors of the Company has the right, at any time, to suspend or discontinue its contributions under the Plan, and to terminate, at any time, this Plan and the Trust created under this Agreement. The Plan shall terminate upon the date determined by action of the Board of Directors of the Company.

        13.04 FULL VESTING ON TERMINATION. Upon either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of contributions to the Plan, an affected Participant's right to his Accrued Benefit is 100% Nonforfeitable, irrespective of the Nonforfeitable percentage which otherwise would apply under Article V.

        13.05 MERGER/DIRECT TRANSFER. The Plan shall not be merged or consolidated with another plan, or transfer assets or liabilities to another plan, unless immediately after the merger, consolidation or transfer, the surviving Plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the Plan terminated immediately before the merger or consolidation or transfer.

        13.06 TERMINATION. Notwithstanding any other provisions of this Plan to the contrary, upon termination of the Plan pursuant to Section 13.03, the following provisions shall apply:

        (A) The Trustee shall pay the then outstanding balance of any Exempt
Loan;

        (B) Thereafter, the Trustee shall allocate any remaining assets in the suspense account in the manner described in Section 6.03 hereof;

        (C) Terminated Participants who have previously receive cash-out distributions from the Plan pursuant to Section 5.04 hereof shall forfeit the right to repay such amounts in the event of their re-employment and to have the Plan restore their Accrued Benefit attributable to Employer contributions in accordance with Section 5.04;

        (D) The provisions of Sections 10.09 and 8.03(B) shall become inoperative;

        (E) The distribution provisions of Article VII shall remain operative, except that each Participant or the Beneficiary, in addition to the distribution events permitted under Article VII, may elect to have the Trustee commence distribution or his Nonforfeitable Accrued Benefit as soon as administratively practicable after the Plan terminates;

        (F) If a Participant does not elect to receive a distribution pursuant to Paragraph (E) of this Section 13.06, then the Trustee, at the direction of the Company or any successor to the Company, shall maintain the Participant's Account in this Plan (as a frozen plan) or shall transfer such Participant's Account to another qualified retirement plan maintained by the Company or any successor to the Company;

        (G) If, at the time of termination of the Plan, there is an Excess Amount (as such term is defined in Section 3.07(B) hereof), then the Trustee shall be authorized and empowered to transfer to a "qualified replacement plan" (as such term is defined in Section 4980(d)(2) of the Code) such portion of the Excess Assets as may be directed by the Company.

        The Trust shall continue until the Trustee in accordance with the direction of the Plan Administrative Committee has distributed or transferred all of the benefits under the Plan. On each Accounting Date, the Trustee shall credit any part of a Participant's Accrued Benefit retained in the Trust with its proportionate share of the Trust's income, expenses, gains and losses, both realized and unrealized. A resolution or amendment to suspend or discontinue contributions but otherwise to continue maintenance of this Plan is not a termination for purposes of this Section 13.06.

        IN WITNESS WHEREOF, the Company and the Trustee have executed this Plan and Trust Agreement this 17th day of May, 1994.

                                        ARGO-TECH CORPORATION

                                        By: /s/ Michael Lipscomb
                                           ------------------------------------
                                           Title: President
                                           ------------------------------------


                                        And: /s/ Paul R. Keen
                                            -----------------------------------
                                            Title: Vice President & Secretary
                                            ------------------------------------

                                              "COMPANY"

                                        SOCIETY NATIONAL BANK

                                        By: /s/ Illegible
                                           ------------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                        And: /s/ Illegible
                                            -----------------------------------
                                            Title: Vice President
                                            -----------------------------------


                                              "TRUSTEE"